UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22211

IVA FIDUCIARY TRUST

(Exact name of registrant as specified in charter)

717 Fifth Avenue, 10th Floor, New York, NY 10022

(Address of principal executive offices) (zip code)

Michael W. Malafronte International Value Advisers, LLC 717 Fifth Avenue
10th Floor
New York, NY 10022

(Name and address of agent for service)

Copy to:

Michael S. Caccese, Esq.
K&L Gates LLP
State Street Financial Center
One Lincoln Street
Boston, Massachusetts 02111-2950

Brian F. Link, Esq. State Street Bank and Trust Company
Mail Code: CPH 0326
100 Huntington Avenue, Tower 2, 3rd Floor
Boston, MA 02116

Registrant’s telephone number, including area code: (212) 584-3570

Date of fiscal year end: September 30
Date of reporting period: September 30, 2015

Item 1. Report to Shareholders.

IVA Worldwide Fund
IVA International Fund

Annual Report
September 30, 2015

Advised by International Value Advisers, LLC	An investment in the Funds is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Contents	IVA Funds

2	An Owner’s Manual
3	Letter from the President
4	Letter from the Portfolio Managers
7	Management’s Discussion of Fund Performance
IVA Worldwide Fund
10	Performance
11	Portfolio Composition
12	Schedule of Investments
IVA International Fund
20	Performance
21	Portfolio Composition
22	Schedule of Investments
30	Statements of Assets and Liabilities
31	Statements of Operations
32	Statements of Changes in Net Assets
33	Financial Highlights
39	Notes to Financial Statements
48	Report of Independent Registered Public Accounting Firm
49	Trustees and Officers
51	Additional Information
54	Fund Expenses
55	Important Tax Information
56	Privacy Policy

1

An Owner’s Manual	IVA Funds

An Atypical Investment Strategy

We manage both the IVA Worldwide and IVA International Funds with a dual attempt that is unusual in the mutual fund world: in the short-term (12-18 months), our attempt is to try to preserve capital, while in the longer-term (5-10 years, i.e., over a full economic cycle), we seek to perform better than the MSCI All Country World Index, in the case of your IVA Worldwide Fund, and the MSCI All Country World (ex-U.S.) Index, in the case of your IVA International Fund.

The Worldwide Fund is typically used by investors who are looking for an “all weather fund” where we are given the latitude to decide how much we should have in the U.S. versus outside the U.S. The International Fund is typically used by investors who practice asset allocation and want to decide for themselves how much should be allocated to a domestic manager and how much should be allocated to a pure “international” (i.e., non-U.S.) manager, yet at the same time are looking for a lower risk – and lower volatility – exposure to international markets than may be obtained from a more traditional international fund.

We believe our investment approach is very different from the traditional approach of most mutual funds. We are trying to deliver returns that are as absolute as possible, i.e., returns that try to be as resilient as possible in down markets, while many of our competitors try to deliver good relative performance, i.e., try to beat an index, and thus would be fine with being down 15% if their benchmark is down 20%.

Why do we have such an unusual strategy (which, incidentally, is not easy to carry out)? Because we believe this strategy makes sense for many investors. We are fond of the quote by Mark Twain: “There are two times in a man’s life when he should not speculate: the first time is when he cannot afford to; the second time is when he can.” We realize that many investors cannot tolerate high volatility and appreciate that “life’s bills do not always come at market tops.” This strategy also appeals to us at International Value Advisers since we “eat our own cooking” for a significant part of our savings (invested in IVA products) and we have an extreme aversion to losing money.

An Eclectic Investment Approach

Here is how we try to implement our strategy:

We don’t hug benchmarks. In practical terms, this means we are willing to make big “negative bets,” i.e., having nothing or little in what has become big in the benchmark. Conversely, we will generally seek to avoid overly large positive bets.

We prefer having diversified portfolios (100 to 150 names). Because we invest on a global basis, we believe that diversification helps protect against weak corporate governance or insufficient disclosure, or simply against “unknown unknowns.”

We like the flexibility to invest in small, medium and large companies, depending on where we see value.

We attempt to capture equity-type returns through fixed income securities but predominantly when credit markets (or sub-sets of them) are depressed and offer this potential.

We hold some gold, either in bullion form or via gold mining securities, as we feel it provides a good hedge in either an inflationary or deflationary period, and it can help mitigate currency debasement over time.

We are willing to hold cash when we cannot find enough cheap securities that we like or when we find some, yet the broader market (Mr. Market) seems fully priced. We will seek to use that cash as ammunition for future bargains.

At the individual security level, we ask a lot of questions about “what can go wrong?” and will establish not only a “base case intrinsic value” but also a “worst case scenario” (What could prove us wrong? If we were wrong, are we likely to lose 25%, 30%, or even more of the money invested?). As a result, we will miss some opportunities, yet hopefully, we will also avoid instances where we experience a permanent impairment of value.

2

Letter from the President	IVA Funds

Dear Shareholder,

This annual report covers the fiscal year ended September 30, 2015. Our two mutual funds, the IVA Worldwide Fund and the IVA International Fund (the “Funds”), performed well during the recently completed year. In addition, the Funds’ investment adviser, International Value Advisers, LLC, remains pleased with the Funds’ performance since their inception on October 1, 2008.

Looking back at the history of IVA, I am struck by the contrast in the challenges we faced when we started IVA in October of 2007 compared to when we decided to soft close our products in February of 2011. The assumption made by some people in my life was that 2007 was the more stressful and difficult time because we were starting a business and by 2011 we felt a sense of relief that we had raised $15.4 billion in assets. For me, just the opposite was true. In 2007 we were not yet tasked with the responsibility of overseeing other people’s money. I felt nervous but at ease. By 2011, we had hundreds of thousands of investors counting on us and our abilities. This enormous responsibility humbled and challenged us more than ever before.

We chose this line of work and are proud of the work we do for our clients. We believe that the Funds’ investment strategy which we articulate in our Owner’s Manual makes sense. In the semi-annual letter I penned for the period ended March 31, 2015, I highlighted that over the long term our Funds attempt to minimize drawdowns, preserve your purchasing power and focus on delivering absolute returns. In reviewing that letter I realized I forgot to mention that in the short-term we focus on protecting your capital invested with IVA.

We are pleased with our accomplishments over the last twelve months. The Funds, led by Charles de Vaulx and Chuck de Lardemelle, posted performance that was better than their respective benchmarks and we were particularly resilient during the very difficult markets in late July through the end of September. Sadly, many investment managers suffered catastrophic losses for their clients over the summer. But focusing on twelve months or ten weeks can lead one to the wrong conclusion. I do not believe we were so great simply starting on July 16, when the markets peaked. Leading up to that we had spoken about peak profit margins, lofty valuations, inflated high yield debt markets, mounting challenges in China and global government intervention distortions of markets. We thoughtfully positioned our Funds to preserve purchasing power, limit drawdowns, protect in the short-term and hopefully provide superior long-term absolute performance over a full economic cycle.

While the last twelve months have been very fulfilling, we now oversee $19.5 billion of shareholders’ money across IVA (that includes the savings of most individuals who work at IVA) and the feeling from 2011 has not changed. We are humbled to have been bestowed this trust. We remain committed and vigilant to our stated goals and your financial well-being, especially in light of current markets which strike us as interesting and possibly even treacherous.

It is tremendously fulfilling to build IVA and the Funds. We hope that in the process we continue to nurture a culture where everyone at IVA respects the work we are doing for our clients.

I want to offer thanks to all my colleagues and to our shareholders for their continued support.

Sincerely,

Michael W. Malafronte, President

Effective February 22, 2011, the IVA Worldwide Fund and IVA International Fund are closed to new investors.

Drawdown is the peak-to-trough decline during a specific record period of a fund. A drawdown is usually quoted as a percentage between the peak and the trough.

3

Letter from the Portfolio Managers	IVA Funds

October 25, 2015

Dear Shareholder,

Over the period under review October 1, 2014 to September 30, 2015, your Funds delivered slightly negative absolute returns (-4.21% for the IVA Worldwide Class A and -2.37% for the IVA International Class A), albeit ahead of their respective benchmarks (-6.66% for the MSCI All Country World Index and -12.16% for the MSCI All Country World [ex-US] Index).

Even though many markets and individual equities have come down some over that period, we have not been able to find many opportunities. That is because many non-U.S. stocks have not come down much if any, in local currency terms; instead it is the U.S. dollar that has appreciated against their local currency. It is also because the stocks of better quality companies (companies with good businesses and solid balance sheets) have been a lot more resilient than the stocks of lesser quality companies.

Why do both Funds have pretty low equity exposures (51.5% in Worldwide and 51.8% in International) and fairly high cash levels (35.2% in Worldwide and 33.2% in International)? For the exact same reasons we articulated in last year’s Annual Report:

Because over the past five and a half years, many asset classes and individual securities have seen their valuation go up significantly, driven in part by very low interest rates in developed countries and by a huge rebound in corporate profits for many companies around the world. Looking at thousands of individual securities globally (stocks and also corporate bonds), we are struggling to find genuine bargains, i.e., stocks offering at least 30% discount to their intrinsic value estimates. The “V” in IVA Funds stands for “Value” and we are willing to let the cash levels of your Funds remain at elevated levels as long as we are not able to find what we consider enough cheap new investment securities. The idea that because rates are low we should use higher multiples to value businesses and also accept modest margins of safety than otherwise, has no appeal to us. That idea, frankly, strikes us as being a trap.

The fact that over the past year low rates have not prevented equity markets from coming down should expose the fallacy of the “Fed Model,” whereby high market multiples observed over the past few years are justified by low interest rates. Anyone involved with Japanese equities from 1990 until 2012 could attest to the fact that low interest rates not only do not justify high valuations but also can be accompanied by a brutal and long lasting bear market. Instead of fantasizing that low rates could justify high multiples, investors should ask themselves: Why are rates so low today? Why do so many Central Banks around the world practice “Quantitative Easing” and “Financial Repression?” The Bank for International Settlements’ most recent Annual Report says it best:

The key sign may be the buildup of financial imbalances. This also means that rates are low today, at least in part because they were too low in the past. Low rates beget still low rates. In this sense, low rates are self-validating given the sign of financial imbalances in several parts of the world. There is a troubling element of déjà vu in all of this.

4

Letter from the Portfolio Managers	IVA Funds

It has been interesting to even see interest rate sensitive sectors, so called “yield plays,” like Master Limited Partnerships (MLPs) or Real Estate Investment Trusts (REITs), actually fall sharply over the past year without interest rates rising at all. We have also seen the price of many commodities (oil, natural gas, copper, iron ore, etc.) collapse over the past year; low rates have made it possible for energy and mining companies to borrow huge amounts of money to expand their capacity thus resulting in additional supply that exceeded the demand for said commodities. The Bank for International Settlements very recently came out with a statistic whereby total public and private debt relative to GDP for the entire world economy now stands at 265%, up from 219% at the peak of the prior credit cycle (2007), and all this while the rate of economic growth is decelerating. In other words, ever larger incremental amounts of debt are needed to produce less and less economic growth. That is not a healthy omen.

Besides worrisome macro-economic imbalances, another risk lies with the fact that corporate profit margins have remained high in many industries around the world, although that is rapidly changing for companies in China (State-Owned Enterprises in particular) as well as energy and mining companies. We believe margins are still at risk of reverting to more “normal” (by historical standards) levels, especially with all the disruptive changes that are altering the competitive landscape in so many industries. Not only in energy (with fracking), but also retail with e-commerce (Wal-Mart is feeling the squeeze), media with streaming and cord cutting (Viacom is losing share), technology (the cloud may be hurting software companies), banking (with greater regulation and higher capital requirements)....  So even if one felt justified in using a lower than normal risk free rate (based on low interest rates globally), we believe a higher than normal equity risk premium is required today to value many businesses in the midst of all these changes.

We discussed last year the distinct possibility that “Global Markets Catch the Chinese Flu” (The Wall Street Journal article by Ruchir Sharma, October 17, 2014). It is disturbing today hearing commentators argue that the U.S economy is a relatively “closed” economy (amounts of imports and exports relative to GDP) yet not acknowledge that should the U.S. dollar continue to rise as it did under President Reagan, big chunks of the U.S. economy would suffer (steel, capital goods, paper, automobile, etc.) while earnings generated by American companies overseas would suffer as well (translation impact from a higher U.S. dollar) as 43 percent of the revenues from S&P 500 companies are generated beyond U.S. borders. What happens outside the U.S. and to the U.S. dollar matters enormously for U.S. stocks.

To repeat what we wrote last year, “We do not intend to be ‘long term owners of cash’ (Dylan Grice) but we are happy to wait patiently for genuine bargains to surface.... Cash is a perpetual call option on every security in the world, small or large, stock or bond, which would qualify as being, at the appropriate price, a good investment.”

We have welcomed the recent bout of market volatility. Please read the “Management’s Discussion of Fund Performance” on the following pages to get a flavor of where we have been buying or adding and where we have been trimming.

We still believe that over the next five years, financial assets will deliver modest returns based on their elevated valuation levels today and a challenging global economic outlook. We still believe that a continued pick up in volatility (“finally, markets are being markets again”) with good stock picking should enable us to post respectable performance numbers as we keep following time-tested rules.

5

Letter from the Portfolio Managers	IVA Funds

More than ever, we will keep on following our holistic approach to investing, with a focus on value and a quest for returns that are as absolute as possible.

We appreciate your continued confidence and thank you for your support.

Charles de Vaulx, Chief Investment Officer and Portfolio Manager

Chuck de Lardemelle, Portfolio Manager

6

Management’s Discussion of Fund Performance (unaudited)	IVA Funds

Global equity markets were volatile over this one-year period ended September 30, 2015 as we saw a number of significant market developments. The price of crude oil fell drastically amidst excess supply, slowing demand and fast-growing production levels in U.S. shale oil. The Federal Reserve ended its quantitative easing (QE) program in October 2014, while the European Central Bank announced it would launch its own QE program in March 2015. This yielded a rapid appreciation of the U.S. dollar against the euro. In addition, investors were anxious over future interest rate increases in the U.S., political uncertainty in Greece and turbulence in Chinese stock markets. Concerns over China spiked in mid-August after China’s central bank devalued the Chinese yuan modestly, triggering a market sell-off that was most damaging to commodities and emerging markets. August and September saw carnage in various commodities and emerging market equities, bonds and currencies. Despite bouts of volatility and a multitude of uncertainties and imbalances, for the most part we saw stretched market valuations globally over the period, driven by ultra-low interest rates as investors continued to focus more on relatives than fundamentals in their search for yield.

We took advantage of market volatility over the period by adding new names and adding to existing names when their share prices fell. In both Funds, we added a small position in Bureau Veritas SA (industrials, France) which we consider a high quality company that provides testing and inspection services. In the United Kingdom, we added positions in HSBC Holdings Plc (financials) and Antofagasta Plc (materials), a large, reasonably low cost and well capitalized copper mining company. In Thailand, we added Thaicom PCL (telecommunications services), a satellite communications stock and in South Korea we built a sizeable position in Hyundai Mobis Co., Ltd (consumer discretionary). We also added a holding company domiciled in Bermuda, Jardine Strategic Holdings Ltd. In the Worldwide Fund, we added two positions already held in the International Fund-Hongkong & Shanghai Hotels Ltd. (consumer discretionary, Hong Kong) and Springland International Holdings Ltd. (consumer discretionary, China). We also initiated small positions in three U.S. industrials that we consider high quality – Emerson Electric Co., Flowserve Corp. and United Technologies Corp. In the International Fund, we added a position in First Resources Ltd. (consumer staples, Singapore), a palm oil producer, and a small position in Great Eagle Holdings Ltd. (financials, Hong Kong), a property developer, investor and hotel operator. We also initiated small positions in Daiseki Co., Ltd. (industrials, Japan) and Phoenix New Media Ltd., ADR (consumer discretionary, China). In both Funds, we took advantage of share price weakness in some of our existing names to add to those positions, for example News Corp. Class ‘A’ and ‘B’ (consumer discretionary, U.S.), DeVry Education Group Inc. (consumer discretionary, U.S.) and Samsung Electronics Co., Ltd. (technology, South Korea). Although we were able to find opportunities in these tumultuous markets, some of our names approached our intrinsic value estimates and in those cases we trimmed and even eliminated positions entirely. These included names in Japan, South Korea and continental Europe. In the Worldwide Fund, our equity exposure decreased slightly from 51.9% to 51.5% over the period and our cash position decreased from 36.3% to 35.2%. In the International Fund, our equity exposure decreased from 60% to 51.8% and our cash position increased from 24.8% to 33.2%.

Our corporate bond exposure remained at 5.3% over the period in the Worldwide Fund and decreased from 5.7% to 5.3% in the International Fund. Although for the most part it continues to be difficult to find bonds offering “equity-like returns,” we were recently able to make small fixed income investments in oil services and gold mining. Our sovereign bond exposure decreased in both Funds from 3.4% to 3.2% in Worldwide and 4.8% to 4.1% in International.

We increased our exposure to gold over the period in both Funds. As more countries are willing to utilize quantitative easing and allow their rates to reach ultra-low levels, we continue to believe it is important to hold gold in the portfolio as a hedge against extreme outcomes. As of September 30, 2015, our gold exposure was 4.6% in the Worldwide Fund and 5.3% in the International Fund compared to 2.8% and 3.3%, respectively, a year ago.

7

Management’s Discussion of Fund Performance (unaudited)	IVA Funds

IVA Worldwide Fund

The IVA Worldwide Fund Class A, at net asset value, returned -4.21% over the one year period ended September 30, 2015 compared to the MSCI All Country World Index (Net) (the “Index”) return of -6.66% over the same period.

Over the period, our equities were down -6.3% versus those in the Index* which were down -6.6%. Our names in the U.S. detracted the most from performance, taking away -2.1%, hurt by our energy exposure and what we believe are temporary losses in two large consumer discretionary positions – DeVry Education Group Inc. and News Corp. Class ‘A’ and ‘B.’ Japan and the U.K. detracted a total of -1.0%. In Japan, the worst performer was Astellas Pharma Inc. (healthcare) and in the UK performance was hurt the most by Antofagasta Plc. In aggregate, our names in Europe ex-UK held up well over the period, up 1.0% and contributed 0.1% versus those in the Index which were down -8.4% and detracted -1.4%. Energy and consumer discretionary were the portfolio’s biggest detractors by sector over the period, taking away -1.2% and -1.7%, respectively. In consumer discretionary, as mentioned above, we were hurt by our U.S. positions as well as our position in Genting Malaysia Berhad, which was brought down in U.S. dollar terms by the depreciation of the Malaysian ringgit. On a relative basis, our underweight to energy helped us, as the energy names in the Index detracted -2.9% from performance for the same period. Technology and consumer staples contributed the most to return by sector, adding a total of 0.7%, led by Net 1 U.E.P.S. Technologies Inc. (technology, South Africa), CVS Health Corp. (consumer staples, U.S.) and Nestlé SA (consumer staples, Switzerland).

The top five individual equity contributors to return this period were: Net 1 U.E.P.S. Technologies Inc., Expeditors International of Washington, Inc. (industrials, U.S.), MasterCard Inc., Class ‘A’ (technology, U.S.), Graham Holdings Co., Class ‘B’ (consumer discretionary, U.S.) and CVS Health Corp.. The top five individual detractors were: DeVry Education Group Inc., News Corp. Class ‘A’ and ‘B,’ Astellas Pharma Inc., Genting Malaysia Berhad and Antofagasta Plc.

Collectively, fixed income detracted -0.9% from our return, mostly because of currency depreciation against the U.S. dollar. Gold was down -7.7% over the period, taking away -0.4% from return.

In an effort to neutralize part of our foreign exchange risk, we were partially hedged against several currencies over the period – the Japanese yen, Australian dollar, South Korean won, and the euro. Our currency hedges helped to offset losses from the strong U.S. dollar, contributing 1.5% to return. At the end of the period, our currency hedges were 51% Japanese yen, 39% Australian dollar, 29% South Korean won, and 30% euro.

8

Management’s Discussion of Fund Performance (unaudited)	IVA Funds

IVA International Fund

The IVA International Fund Class A, at net asset value, returned -2.37% over the one year period ended September 30, 2015 compared to the MSCI All Country World (ex-U.S.) Index (Net) (the “Index”) return of -12.16% over the same period.

Over the period, our equities were down -4.0% versus those in the Index* which were down -12.1%. By country, the U.K., the U.S. and Malaysia detracted the most from our return, each taking away -0.6%. In the U.K., Antofagasta Plc was the worst performer and in Malaysia we were hurt by the depreciation of the Malaysian ringgit, which brought down the performance of Genting Malaysia Berhad in U.S. dollar terms. Our U.S. exposure is through News Corp. Class ‘A’ and ‘B,’ which suffered what we believe are temporary losses over the period. In aggregate, our names in Europe ex-UK held up well, up 3.2% and contributed 0.6% versus those in the Index which were down -8.4% and detracted -2.7%. Consumer discretionary detracted the most by sector, taking away -1.7% over the period, hurt by News Corp. Class ‘A’ and ‘B” and Genting Malaysia Berhad. Healthcare detracted -0.5%, brought down by Astellas Pharma Inc. Technology and consumer staples contributed the most to return by sector, adding a total of 1.3%. In technology, Digital China Holdings Ltd. (China), Net 1 U.E.P.S. Technologies Inc. and Alten SA (France) led performance and in consumer staples top performers were San-A Co., Ltd (Japan) and Nestlé SA.

The top five individual equity contributors to return this period were: Digital China Holdings Ltd., Net 1 U.E.P.S. Technologies Inc., Alten SA, Financière Marc de Lacharriere SA (financials, France), San-A Co., Ltd. The top five individual detractors were: News Corp. Class ‘A’ and ‘B,’ Genting Malaysia Berhad, Astellas Pharma Inc., Hongkong & Shanghai Hotels Ltd., Engie SA (utilities, France).

Collectively, fixed income detracted -1.4% from our return, mostly because of currency depreciation against the U.S. dollar. Gold was down -7.6% over the period, taking away -0.4% from return.

In an effort to neutralize part of our foreign exchange risk, we were partially hedged against several currencies over the period – the Japanese yen, Australian dollar, South Korean won, and the euro. Our currency hedges helped to offset losses from the strong U.S. dollar, contributing 2.5% to return. At the end of the period, our currency hedges were 60% Japanese yen, 39% Australian dollar, 30% South Korean won, and 30% euro.

Investment Risks: There are risks associated with investing in securities of foreign countries, such as erratic market conditions, economic and political instability and fluctuations in currency exchange rates. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

*The Index equity return excludes gold mining stocks.

9

IVA Worldwide Fund	IVA Funds
Performance (unaudited)	As of September 30, 2015

Average Annual Total Returns as of September 30, 2015	One Year	Five Year	Since Inception(a)

Class A	-4.21%	5.45%	8.77%
Class A (with a 5% maximum initial sales charge)	-9.02%	4.38%	7.98%
Class C	-4.96%	4.67%	7.96%
Class I	-3.95%	5.72%	9.03%
MSCI All Country World Index (Net)(b)	-6.66%	6.82%	6.03%
Consumer Price Index(c)	-0.03%	1.71%	1.18%

Growth of a $10,000 Initial Investment

(a)	The Fund commenced investment operations on October 1, 2008.
(b)
The MSCI All Country World Index (Net) is an unmanaged, free float-adjusted market capitalization weighted index composed of stocks of companies located in countries throughout the world. It is designed to measure equity market performance in global developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes. Please note that an investor cannot invest directly in an index.

(c)
The Consumer Price Index examines the weighted average of prices of a basket of consumer goods and services, such as transportation, food and medical care. Please note that an investor cannot invest directly in an index.

(d)
Hypothetical illustration of $10,000 invested in Class A shares on October 1, 2008, assuming the deduction of the maximum initial sales charge of 5% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through September 30, 2015. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

Past performance is no guarantee of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. To obtain performance information current to the most recent month-end, please call 866-941-4482.

The maximum sales charge for Class A shares is 5.00%. Class C shares may include a 1.00% contingent deferred sales charge for the first year only. The expense ratios for the Fund are as follows: 1.26% (Class A shares); 2.01% (Class C shares); and 1.01% (Class I shares). These expense ratios are as stated in the most recent Prospectus dated January 31, 2015. More recent expense ratios can be found in the Financial Highlights section of this Annual Report.

10

IVA Worldwide Fund	IVA Funds
Portfolio Composition (unaudited)	As of September 30, 2015

Asset Allocation (As a Percent of Total Net Assets)

Sector Allocation (As a Percent of Total Net Assets)

Consumer Discretionary 12.6%
Technology 12.4%
Holding Company 7.3%
Industrials 7.3%
Financials 5.1%
Gold & Gold Mining 5.0%
Consumer Staples 4.1%
Health Care 3.4%
Sovereign Government Bonds 3.2%
Energy 1.8%
Materials 1.1%
Telecommunication Services 0.7%
Utilities 0.5%
Real Estate 0.1%
Short-Term Investments 35.2%
Other(a) 0.2%

Top 10 Positions (As a Percent of Total Net Assets)(b)

Gold Bullion	4.6%

Berkshire Hathaway Inc., Class ‘A’, Class ‘B’	3.5%

Astellas Pharma Inc.	3.3%

Wendel, 4.875% due 5/26/2016, 4.375% due 8/9/2017, 6.75% due 4/20/2018	3.3%

Government of Singapore, 1.125% due 4/1/2016, 3.75% due 9/1/2016, 2.375% due 4/1/2017, 0.5% due 4/1/2018, 2.5% due 6/1/2019	3.2%

Nestlé SA	2.9%

DeVry Education Group Inc.	2.5%

News Corp., Class ‘A’, Class ‘B’	2.4%

Hyundai Mobis Co., Ltd.	1.9%
Samsung Electronics Co., Ltd.	1.8%

Top 10 positions represent 29.4% of total net assets.
(a)	Other represents unrealized gains and losses on forward foreign currency contracts and other assets and liabilities.
(b)	Short-Term Investments are not included.
11

IVA Worldwide Fund	IVA Funds

Schedule of Investments
September 30, 2015

	SHARES	DESCRIPTION	FAIR VALUE
COMMON STOCKS – 50.2%

Belgium | 0.1%
	119,074	Sofina SA	$13,260,706

Bermuda | 0.3%
	926,600	Jardine Strategic Holdings Ltd.	24,883,522

China | 0.8%
	15,826,640	Clear Media Ltd.	15,862,334

	34,974,000	Digital China Holdings Ltd.	32,689,107

	86,440,000	Springland International Holdings Ltd.	22,997,052

			71,548,493

France | 6.0%
	1,140,283	Alten SA	58,576,793

	5,096,511	Altran Technologies SA	59,198,321

	21,354,005	Bolloré SA	104,114,205

	1,085,520	Bureau Veritas SA	22,901,427

	566,167	Danone SA	35,806,651

	2,763,424	Engie SA	44,749,189

	1,382,940	Eutelsat Communications SA	42,438,595

	38,398	Financière de l’Odet SA	40,376,188

	164,604	Financière Marc de Lacharriere SA	15,412,880

	92,721	Robertet SA	23,214,380

	61,071	Séché Environnement SA	2,188,374

	395,086	Sodexo SA	32,770,431

	633,035	Thales SA	44,102,658

	347,052	Vinci SA	22,068,143

			547,918,235

Germany | 0.4%
	457,632	Siemens AG	40,886,323

Hong Kong | 0.9%
	6,340,807	Henderson Land Development Co. Ltd.	38,032,481

	37,292,226	Hongkong & Shanghai Hotels Ltd.	42,215,081

			80,247,562

Japan | 7.0%
	22,856,700	Astellas Pharma Inc.	296,727,567

	1,578,900	Azbil Corp.	39,931,710

	2,718,900	Benesse Holdings Inc.	72,884,247

	2,065,000	Cosel Co., Ltd. (a)	20,092,490

	944,700	Icom Inc. (a)	19,632,807

	213,800	Medikit Co., Ltd.	6,310,052

	5,708,800	Miura Co., Ltd. (a)	66,227,321

	187,100	Nitto Kohki Co., Ltd.	3,601,796

	444,600	Okinawa Cellular Telephone Co.	11,702,343

12	See Notes to Financial Statements.

IVA Worldwide Fund	IVA Funds

Schedule of Investments
September 30, 2015

	SHARES	DESCRIPTION	FAIR VALUE

Japan | 7.0% (continued)

	262,500	Techno Medica Co., Ltd.	$5,439,991

	1,619,100	Toho Co., Ltd.	37,029,110

	13,754,300	Yahoo Japan Corp.	52,513,311

			632,092,745

Malaysia | 1.1%
	105,843,100	Genting Malaysia Berhad	100,044,297

South Africa | 0.7%
	3,559,811	Net 1 U.E.P.S. Technologies Inc. (a)(b)	59,591,236

South Korea | 4.0%
	875,192	Hyundai Mobis Co., Ltd.	170,024,373

	908,141	Kangwon Land, Inc.	32,214,883

	170,300	Samsung Electronics Co., Ltd.	163,776,944

			366,016,200

Switzerland | 3.6%
	35,662	APG SGA SA	13,845,749

	3,448,993	Nestlé SA	259,731,595

	118,484	Schindler Holding AG	17,058,757

	1,978,100	UBS Group AG	36,656,405

			327,292,506

Thailand | 0.1%
	7,366,600	Thaicom PCL	6,412,789

United Kingdom | 2.3%
	10,752,275	Antofagasta Plc	81,534,795

	9,937,417	HSBC Holdings Plc	75,174,468

	7,449,537	Millennium & Copthorne Hotels Plc	54,468,141

			211,177,404

United States | 22.9%
	1,163,371	Amdocs Ltd.	66,172,542

	1,273,024	American Capital Agency Corp.	23,805,549

	527,093	Aon Plc	46,705,711

	1,416	Berkshire Hathaway Inc., Class ‘A’ (b)	276,459,840

	351,470	Berkshire Hathaway Inc., Class ‘B’ (b)	45,831,688

	720,385	Cimarex Energy Co.	73,825,055

	840,664	CVS Health Corp.	81,107,263

	8,245,489	DeVry Education Group Inc. (a)	224,359,756

	1,674,401	Emerson Electric Co.	73,958,292

	2,887,541	Expeditors International of Washington, Inc.	135,858,804

	801,229	Flowserve Corp.	32,962,561

See Notes to Financial Statements.	13

IVA Worldwide Fund	IVA Funds

Schedule of Investments
September 30, 2015

	SHARES		DESCRIPTION	FAIR VALUE

United States | 22.9% (continued)

	248,761		Goldman Sachs Group, Inc.	$43,224,711

	18,655		Google Inc., Class ‘A’ (b)	11,908,792

	56,778		Google Inc., Class ‘C’ (b)	34,544,871

	1,988,254		Hewlett-Packard Co.	50,919,185

	2,155,055		Ingram Micro Inc., Class ‘A’	58,703,698

			Liberty Interactive Corp.
	1,387,209		QVC Group, Series ‘A’ (b)	36,386,492

	703,492		Marsh & McLennan Cos., Inc.	36,736,352

	1,284,590		MasterCard Inc., Class ‘A’	115,767,251

	1,060,075		Microsoft Corp.	46,918,920

	10,538,097		News Corp., Class ‘A’	132,990,784

	6,295,488		News Corp., Class ‘B’	80,708,156

	946,321		Occidental Petroleum Corp.	62,599,134

	4,432,917		Oracle Corp.	160,116,962

	1,273,531		Symantec Corp.	24,795,649

	2,455,678		Teradata Corp. (b)	71,116,435

	370,062		United Technologies Corp.	32,931,817

				2,081,416,270

			TOTAL COMMON STOCKS
			(Cost — $3,938,120,855)	4,562,788,288

PREFERRED STOCKS – 1.3%

United States | 1.3%
			American Capital Agency Corp.,
	308,858		Series ‘A’, 8% due 4/5/2017 (c)	7,878,968

			Annaly Capital Management Inc.:
	759,650		Series ‘C’, 7.625% due 5/16/2017 (c)	18,748,162

	1,143,675		Series ‘D’, 7.5% due 9/13/2017 (c)	28,203,025

			Apollo Residential Mortgage Inc.,
	469,475		Series ‘A’, 8% due 9/20/2017 (c)	10,628,914

			Capstead Mortgage Corp.,
	389,498		Series ‘E’, 7.5% due 5/13/2018 (c)	9,425,852

			CYS Investments Inc.:
	161,114		Series ‘A’, 7.75% due 8/3/2017 (c)	3,633,121

	495,508		Series ‘B’, 7.5% due 4/30/2018 (c)	10,702,973

			Hatteras Financial Corp.,
	754,825		Series ‘A’, 7.625% due 8/27/2017 (c)	17,859,159

			MFA Financial Inc.,
	390,297		Series ‘B’, 7.5% due 4/15/2018 (c)	9,562,276

			TOTAL PREFERRED STOCKS
			(Cost — $114,105,419)	116,642,450

	PRINCIPAL
	AMOUNT
CORPORATE NOTES & BONDS – 5.3%

France | 3.3%
			Wendel:
	35,100,000	EUR	4.875% due 5/26/2016 (d)	40,384,404

	116,950,000	EUR	4.375% due 8/9/2017	139,546,512

	95,400,000	EUR	6.75% due 4/20/2018	122,066,290

				301,997,206

14	See Notes to Financial Statements.

IVA Worldwide Fund	IVA Funds

Schedule of Investments
September 30, 2015

	PRINCIPAL
	AMOUNT		DESCRIPTION	FAIR VALUE

Norway | 0.3%
			Golden Close Maritime Corp. Ltd.,
	29,529,629	USD	9% due 10/24/2019 (e)	$21,851,925

South Africa | 0.4%
			Gold Fields Orogen Holding (BVI) Ltd.,
	43,240,000	USD	4.875% due 10/7/2020 (d)	35,024,400

Switzerland | 0.2%
	8,900,000	EUR	UBS AG, 7.152% due 12/21/2017 (f)	11,003,825
			UBS Preferred Funding Trust V,
	8,967,000	USD	6.243% due 5/15/2016 (f)	9,122,129

				20,125,954

United States | 1.1%
			Brandywine Operating Partnership, LP,
	6,070,000	USD	5.7% due 5/1/2017	6,396,748

	9,684,000	USD	Era Group Inc., 7.75% due 12/15/2022	9,296,640

			Intelsat Jackson Holdings Ltd.,
	10,701,000	USD	6.625% due 12/15/2022	8,400,285

			Intelsat Luxembourg SA,
	57,760,000	USD	7.75% due 6/1/2021	37,760,600

	370,291		MFA Financial Inc., 8% 4/15/2042 (g)	9,446,124

			Mohawk Industries Inc.,
	28,790,000	USD	6.125% due 1/15/2016 (h)	29,175,786

				100,476,183

			TOTAL CORPORATE NOTES & BONDS
			(Cost — $524,998,163)	479,475,668
SOVEREIGN GOVERNMENT BONDS – 3.2%

Singapore | 3.2%
			Government of Singapore:
	49,948,000	SGD	1.125% due 4/1/2016	35,064,159

	191,667,000	SGD	3.75% due 9/1/2016	137,637,123

	70,235,000	SGD	2.375% due 4/1/2017	50,161,723

	49,948,000	SGD	0.5% due 4/1/2018	34,274,426

	49,948,000	SGD	2.5% due 6/1/2019	36,099,587

			TOTAL SOVEREIGN GOVERNMENT BONDS
			(Cost — $325,352,225)	293,237,018

	OUNCES
COMMODITIES – 4.6%
	377,727		Gold Bullion (b)	421,615,614

			TOTAL COMMODITIES
			(Cost — $509,905,594)	421,615,614

See Notes to Financial Statements.	15

IVA Worldwide Fund	IVA Funds

Schedule of Investments
September 30, 2015

	PRINCIPAL
	AMOUNT		DESCRIPTION	FAIR VALUE

SHORT-TERM INVESTMENTS – 35.2%

Commercial Paper | 35.2%
			Abbott Laboratories,
	25,700,000	USD	0.12% due 10/22/2015 (d)	$25,699,042

			Air Liquide US LLC:
	25,000,000	USD	0.21% due 10/9/2015 (d)	24,999,063

	25,000,000	USD	0.15% due 10/23/2015 (d)	24,997,381

	35,000,000	USD	0.24% due 11/3/2015 (d)	34,993,885

	60,000,000	USD	0.23% due 11/9/2015 (d)	59,987,134

	63,500,000	USD	0.27% due 11/10/2015 (d)	63,485,898

	10,000,000	USD	0.26% due 11/30/2015 (d)	9,996,255

			American Honda Finance Corp.:
	59,700,000	USD	0.17% due 10/22/2015	59,695,184

	100,000,000	USD	0.17% due 10/23/2015	99,991,439

	50,000,000	USD	0.18% due 10/26/2015	49,994,908

	16,200,000	USD	0.17% due 12/11/2015	16,192,483

			Apple Inc.:
	40,000,000	USD	0.09% due 10/2/2015 (d)	39,999,733

	100,000,000	USD	0.16% due 10/13/2015 (d)	99,995,667

	6,800,000	USD	0.13% due 10/14/2015 (d)	6,799,683

	60,000,000	USD	0.13% due 10/15/2015 (d)	59,997,000

	12,100,000	USD	0.16% due 10/22/2015 (d)	12,099,024

	27,870,000	USD	0.13% due 11/18/2015 (d)	27,863,362

			Consolidated Edison Co. Inc.,
	50,000,000	USD	0.3% due 10/20/2015 (d)	49,993,667

			Danaher Corp.:
	52,300,000	USD	0.28% due 10/5/2015 (d)	52,298,911

	62,300,000	USD	0.29% due 10/14/2015 (d)	62,296,366

			E.I. Du Pont de Nemours & Co.:
	54,000,000	USD	0.16% due 10/15/2015 (d)	53,997,300

	31,900,000	USD	0.2% due 11/19/2015 (d)	31,891,715

			Electricité de France SA:
	51,200,000	USD	0.14% due 10/6/2015 (d)	51,198,720

	40,000,000	USD	0.15% due 10/16/2015 (d)	39,997,244

	60,400,000	USD	0.14% due 10/20/2015 (d)	60,394,128

	130,000,000	USD	0.15% due 10/21/2015 (d)	129,986,350

	27,000,000	USD	0.15% due 10/22/2015 (d)	26,996,997

	60,000,000	USD	0.17% due 10/29/2015 (d)	59,990,430

	4,300,000	USD	0.17% due 11/24/2015 (d)	4,298,377

			EMC Corp.,
	58,500,000	USD	0.2% due 10/21/2015 (d)	58,494,540

			Emerson Electric Co.,
	6,900,000	USD	0.15% due 10/28/2015 (d)	6,899,474

			Engie SA:
	29,000,000	USD	0.2% due 10/1/2015 (d)	28,999,879

	7,700,000	USD	0.21% due 10/5/2015 (d)	7,699,840

	30,000,000	USD	0.22% due 10/6/2015 (d)	29,999,250

	8,600,000	USD	0.21% due 10/20/2015 (d)	8,599,245

16	See Notes to Financial Statements.

IVA Worldwide Fund	IVA Funds

Schedule of Investments
September 30, 2015

	PRINCIPAL
	AMOUNT		DESCRIPTION	FAIR VALUE

Commercial Paper | 35.2% (continued)
			Engie SA: (continued)
	29,600,000	USD	0.25% due 11/2/2015 (d)	$29,595,007

	93,900,000	USD	0.25% due 11/9/2015 (d)	93,879,864

	33,950,000	USD	0.26% due 11/9/2015 (d)	33,942,720

	25,500,000	USD	0.29% due 11/16/2015 (d)	25,493,242

	17,000,000	USD	0.27% due 11/23/2015 (d)	16,994,594

			Google Inc.:
	44,000,000	USD	0.12% due 10/6/2015 (d)	43,999,729

	32,600,000	USD	0.12% due 11/19/2015 (d)	32,595,472

			Johnson & Johnson:
	45,000,000	USD	0.08% due 10/9/2015 (d)	44,999,494

	72,900,000	USD	0.05% due 10/14/2015 (d)	72,898,384

			L’Oréal USA Inc.,
	43,000,000	USD	0.12% due 10/8/2015 (d)	42,998,853

			Microsoft Corp.:
	85,300,000	USD	0.16% due 10/20/2015 (d)	85,297,157

	25,000,000	USD	0.15% due 11/18/2015 (d)	24,996,597

			Monsanto Co.,
	28,600,000	USD	0.5% due 11/20/2015 (d)	28,587,521

			Nestlé Capital Corp.:
	24,300,000	USD	0.09% due 10/5/2015 (d)	24,299,642

	50,000,000	USD	0.12% due 10/9/2015 (d)	49,998,587

	50,000,000	USD	0.12% due 10/16/2015 (d)	49,997,200

			NetJets Inc.,
	53,000,000	USD	0.08% due 10/5/2015 (d)	52,999,116

			Novartis Finance Corp.:
	28,000,000	USD	0.17% due 10/5/2015 (d)	27,999,533

	4,610,000	USD	0.11% due 10/6/2015 (d)	4,609,908

	46,300,000	USD	0.1% due 10/7/2015 (d)	46,298,920

			Reed Elsevier Plc,
	40,000,000	USD	0.28% due 10/1/2015 (d)	39,999,722

			Roche Holdings, Inc.:
	41,700,000	USD	0.09% due 10/5/2015 (d)	41,699,305

	50,000,000	USD	0.1% due 10/5/2015 (d)	49,999,166

	50,000,000	USD	0.1% due 10/7/2015 (d)	49,998,833

	50,000,000	USD	0.1% due 10/8/2015 (d)	49,998,666

	50,000,000	USD	0.1% due 10/13/2015 (d)	49,997,833

	50,000,000	USD	0.11% due 10/14/2015 (d)	49,997,666

	25,000,000	USD	0.14% due 10/15/2015 (d)	24,998,750

	19,500,000	USD	0.12% due 11/4/2015 (d)	19,497,024

			Siemens Capital Co., LLC,
	48,600,000	USD	0.15% due 10/29/2015 (d)	48,594,206

			Telstra Corp. Ltd.:
	50,000,000	USD	0.3% due 11/18/2015 (d)	49,986,049

	25,000,000	USD	0.3% due 11/25/2015 (d)	24,991,639

	22,490,000	USD	0.38% due 12/14/2015 (d)	22,478,755

			Unilever Capital Corp.,
	39,300,000	USD	0.11% due 10/13/2015 (d)	39,298,325

See Notes to Financial Statements.	17

IVA Worldwide Fund	IVA Funds

Schedule of Investments
September 30, 2015

	PRINCIPAL
	AMOUNT		DESCRIPTION	FAIR VALUE

Commercial Paper | 35.2% (continued)
			United Parcel Service, Inc.:
	33,400,000	USD	0.09% due 11/2/2015 (d)	$33,396,755

	50,000,000	USD	0.1% due 11/3/2015 (d)	49,994,900

	50,000,000	USD	0.1% due 11/4/2015 (d)	49,994,653

	50,000,000	USD	0.1% due 11/6/2015 (d)	49,994,142

	25,000,000	USD	0.08% due 11/9/2015 (d)	24,996,667

	50,000,000	USD	0.1% due 11/18/2015 (d)	49,991,153

			United Technologies Corp.:
	2,500,000	USD	0.38% due 11/2/2015 (d)	2,499,349

	20,000,000	USD	0.38% due 11/3/2015 (d)	19,994,617

			Wal-Mart Stores, Inc.,
	35,600,000	USD	0.14% due 10/29/2015 (d)	35,598,021

			WEC Energy Group Inc.,
	3,300,000	USD	0.38% due 10/2/2015 (d)	3,299,954

			TOTAL SHORT-TERM INVESTMENTS
			(Cost — $3,194,549,796)	3,194,597,264

			TOTAL INVESTMENTS — 99.8%
			(Cost — $8,607,032,052)	9,068,356,302

			Other Assets In Excess of
			Liabilities — 0.2%	17,685,754

			TOTAL NET ASSETS — 100.0%	$9,086,042,056

The IVA Worldwide Fund had the following open forward foreign currency contracts at September 30, 2015:

					USD
		SETTLEMENT	LOCAL		VALUE AT	NET
FOREIGN		DATES	CURRENCY	USD	SEPTEMBER 30,	UNREALIZED
CURRENCY	COUNTERPARTY	THROUGH	AMOUNT	EQUIVALENT	2015	APPRECIATION

Contracts to Sell:
Australian dollar	State Street Bank & Trust Co.	12/04/2015	AUD 118,540,000	$83,193,305	$82,924,486	$268,819

euro	State Street Bank & Trust Co.	12/04/2015	EUR 243,623,000	275,529,112	272,497,162	3,031,950

Japanese yen	State Street Bank & Trust Co.	12/04/2015	JPY 38,478,700,000	321,274,589	321,009,807	264,782

South Korean won	State Street Bank & Trust Co.	10/06/2015	KRW 127,531,000,000	107,889,220	107,577,679	311,541

Net Unrealized Appreciation on Open Forward Foreign Currency Contracts						$3,877,092

Abbreviations used in this schedule:

AUD	—	Australian dollar
EUR	—	euro
JPY	—	Japanese yen
KRW	—	South Korean won
SGD	—	Singapore dollar
USD	—	United States dollar

18	See Notes to Financial Statements.

IVA Worldwide Fund	IVA Funds

Schedule of Investments
September 30, 2015

(a)
Issuer of the security is an affiliate of the IVA Worldwide Fund as defined by the Investment Company Act of 1940. An affiliate is deemed as a company in which the IVA Worldwide Fund indirectly or directly has ownership of at least 5% of the company’s outstanding voting securities. See Schedule of Affiliates below for additional information.

Schedule of Affiliates
	SHARES			SHARES
	HELD AT			HELD AT	FAIR VALUE AT
	SEPTEMBER 30,	SHARE	SHARE	SEPTEMBER 30,	SEPTEMBER 30,	REALIZED	DIVIDEND
SECURITY	2014	ADDITIONS	REDUCTIONS	2015	2015	GAIN/(LOSS)	INCOME*

Cosel Co., Ltd.	2,140,300	5,200	80,500	2,065,000	$20,092,490	$(110,720)	$470,980

DeVry Education Group Inc.	3,811,345	4,434,144	—	8,245,489	224,359,756	—	2,046,701

Icom Inc.	944,700	—	—	944,700	19,632,807	—	300,367

Miura Co., Ltd.	9,390,712	—	3,681,912	5,708,800	66,227,321	8,773,396	1,285,976

Net 1 U.E.P.S. Technologies Inc.	6,006,359	14,570	2,461,118	3,559,811	59,591,236	12,894,885	—

Total					$389,903,610	$21,557,561	$4,104,024

*	Dividend income is gross of withholding taxes.

(b)	Non-income producing investment.
(c)	Cumulative redeemable preferred stock. The date shown represents the first optional call date.
(d)
Security is exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933 (the “1933 Act”). Any resale of these securities must generally be effected through a sale that is registered under the 1933 Act or otherwise exempted from such registration requirements.

(e)	Security is deemed illiquid. As of September 30, 2015, the value of these illiquid securities amounted to 0.3% of total net assets.
(f)	Fixed-to-float perpetual bond. The security has no maturity date. The date shown represents the next call date.
(g)	Senior unsecured note. The first call date is April 15, 2017.
(h)	Variable rate security. The interest rate shown reflects the rate currently in effect.

See Notes to Financial Statements.	19

IVA International Fund	IVA Funds
Performance (unaudited)	As of September 30, 2015

Average Annual Total Returns as of September 30, 2015	One Year	Five Year	Since Inception(a)

Class A	-2.37%	6.02%	8.73%
Class A (with a 5% maximum initial sales charge)	-7.26%	4.94%	7.94%
Class C	-3.14%	5.22%	7.90%
Class I	-2.16%	6.29%	9.00%
MSCI All Country World (ex-U.S.) Index (Net)(b)	-12.16%	1.82%	3.20%
Consumer Price Index(c)	-0.03%	1.71%	1.18%

Growth of a $10,000 Initial Investment

(a)	The Fund commenced investment operations on October 1, 2008.
(b)
The MSCI All Country World (ex-U.S.) Index (Net) is an unmanaged, free float-adjusted, market capitalization weighted index composed of stocks of companies located in countries throughout the world, excluding the United States. It is designed to measure equity market performance in global developed and emerging markets outside the United States. The index includes reinvestment of dividends, net of foreign withholding taxes. Please note that an investor cannot invest directly in an index.

(c)
The Consumer Price Index examines the weighted average of prices of a basket of consumer goods and services, such as transportation, food and medical care. Please note that an investor cannot invest directly in an index.

(d)
Hypothetical illustration of $10,000 invested in Class A shares on October 1, 2008, assuming the deduction of the maximum initial sales charge of 5% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through September 30, 2015. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

Past performance is no guarantee of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. To obtain performance information current to the most recent month-end, please call 866-941-4482.

The maximum sales charge for Class A shares is 5.00%. Class C shares may include a 1.00% contingent deferred sales charge for the first year only. The gross and net expense ratios for the Fund are as follows: 1.26% (Class A shares); 2.01% (Class C shares); and 1.01% (Class I shares). These expense ratios are as stated in the most recent Prospectus dated January 31, 2015. More recent expense ratios can be found in the Financial Highlights section of this Annual Report.

20

IVA International Fund	IVA Funds
Portfolio Composition (unaudited)	As of September 30, 2015

Asset Allocation (As a Percent of Total Net Assets)

Sector Allocation (As a Percent of Total Net Assets)

Top 10 Positions (As a Percent of Total Net Assets)(b)

Gold Bullion	5.3%

Government of Singapore, 1.125% due 4/1/2016, 3.75% due 9/1/2016,
2.375% due 4/1/2017, 0.5% due 4/1/2018, 2.5% due 6/1/2019	4.1%

Astellas Pharma Inc.	3.0%

Nestlé SA	3.0%

News Corp., Class ‘A’, Class ‘B’	2.7%

Wendel, 4.875% due 5/26/2016, 4.375% due 8/9/2017,
6.75% due 4/20/2018	2.5%

Alten SA	2.0%

Samsung Electronics Co., Ltd.	2.0%

Genting Malaysia Berhad	1.8%

Hyundai Mobis Co., Ltd.	1.7%

Top 10 positions represent 28.1% of total net assets.
(a)	Other represents unrealized gains and losses on forward foreign currency contracts and other assets and liabilities.
(b)	Short-Term Investments are not included.

21

IVA International Fund	IVA Funds

Schedule of Investments
September 30, 2015

	SHARES	DESCRIPTION	FAIR VALUE
COMMON STOCKS – 51.8%

Argentina | 0.0%
	894	Nortel Inversora SA, Series ‘B’, ADR	$13,553

Australia | 0.1%
	1,380,029	Programmed Maintenance Services Ltd.	2,577,244

Belgium | 0.2%
	62,895	Sofina SA	7,004,318

Bermuda | 0.3%
	363,126	Jardine Strategic Holdings Ltd.	9,751,623

Canada | 0.2%
	2,550,856	Uranium Participation Corp. (a)	9,461,774

China | 2.9%
	40,065,030	Clear Media Ltd. (b)	40,155,390

	14,156,000	Digital China Holdings Ltd.	13,231,172

	2,845,484	Phoenix New Media Ltd., ADR (a)	12,463,220

	57,074,000	Phoenix Satellite Television Holdings Ltd.	12,161,382

	110,297,000	Springland International Holdings Ltd.	29,344,121

			107,355,285

France | 11.5%
	1,416,122	Alten SA	72,746,752

	2,945,609	Altran Technologies SA	34,214,605

	6,931,719	Bolloré SA	33,796,490

	618,361	Bureau Veritas SA	13,045,682

	534,162	CNP Assurances	7,418,697

	280,964	Danone SA	17,769,280

	324,238	DOM Security SA (b)	10,790,355

	1,487,919	Engie SA	24,094,445

	749,504	Eutelsat Communications SA	23,000,200

	28,772	Financière de l’Odet SA	30,254,275

	518,599	Financière Marc de Lacharriere SA	48,559,598

	77,868	Robertet SA	19,495,663

	5,900	Robertet SA-CI (c)	769,363

	306,687	Séché Environnement SA	10,989,602

	213,624	Sodexo SA	17,719,055

	506,198	Thales SA	35,266,103

	288,797	Total SA, ADR	12,912,114

	211,048	Vinci SA	13,419,999

			426,262,278

Germany | 0.6%
	255,033	Siemens AG	22,785,473

22	See Notes to Financial Statements.

IVA International Fund	IVA Funds

Schedule of Investments
September 30, 2015

	SHARES	DESCRIPTION	FAIR VALUE

Hong Kong | 3.5%
	38,801,000	APT Satellite Holdings Ltd.	$33,642,403

		Asia Satellite Telecommunications
	8,352,000	Holdings Ltd.	13,017,943

	3,202,773	Great Eagle Holdings Ltd.	9,515,930

	2,573,715	Henderson Land Development Co. Ltd.	15,437,273

	46,840,088	Hongkong & Shanghai Hotels Ltd.	53,023,333

	14,130,000	Midland Holdings Ltd. (a)	5,852,050

			130,488,932

India | 0.6%
	432,763	Bajaj Holdings and Investment Ltd.	10,420,146

	29,719,091	South Indian Bank Ltd.	10,281,212

			20,701,358

Indonesia | 0.3%
	293,703,500	PT Bank Bukopin Tbk	12,668,851

Japan | 12.2%
	553,600	Arcland Sakamoto Co., Ltd.	11,964,708

	637,900	As One Corp.	19,579,774

	8,512,500	Astellas Pharma Inc.	110,509,978

	1,273,800	Azbil Corp.	32,215,474

	62,500	The Bank of Okinawa Ltd.	2,581,593

	1,309,200	Benesse Holdings Inc.	35,095,096

	1,269,700	Cosel Co., Ltd.	12,354,205

	633,500	Daiichikosho Co., Ltd.	22,501,868

	509,700	Daiseki Co., Ltd.	8,719,143

	310,000	Earth Chemical Co., Ltd.	11,827,977

	821,000	Hi-Lex Corp.	24,151,604

	706,000	Icom Inc.	14,672,131

	98,400	Medikit Co., Ltd.	2,904,159

	2,365,400	Miura Co., Ltd.	27,440,811

	765,300	Nitto Kohki Co., Ltd.	14,732,521

	273,300	Okinawa Cellular Telephone Co.	7,193,546

	90,400	San-A Co., Ltd.	3,968,417

	297,600	Sankyo Co., Ltd.	10,606,428

	10,600	Secom Joshinetsu Co., Ltd.	301,461

	432,175	Shingakukai Co., Ltd.	2,479,611

	306,950	Shofu Inc.	3,862,374

	4,500	SK Kaken Co., Ltd.	440,245

	203,800	Techno Medica Co., Ltd.	4,223,505

	1,029,800	Toho Co., Ltd.	23,551,712

	551,500	Transcosmos Inc.	13,534,270

	8,061,400	Yahoo Japan Corp.	30,778,070

			452,190,681

See Notes to Financial Statements.	23

IVA International Fund	IVA Funds

Schedule of Investments
September 30, 2015

	SHARES	DESCRIPTION	FAIR VALUE

Malaysia | 1.8%
	68,896,000	Genting Malaysia Berhad	$65,121,410

Mexico | 0.1%
	274,660	Corporativo Fragua, SAB de CV	3,712,847

Singapore | 1.8%
	24,873,400	First Resources Ltd.	28,753,130

	6,866,920	Haw Par Corp. Ltd.	39,241,312

			67,994,442

South Africa | 1.0%
	2,131,358	Net 1 U.E.P.S. Technologies Inc. (a)	35,678,933

South Korea | 4.2%
	81,948	Fursys Inc.	2,590,120

	324,992	Hyundai Mobis Co., Ltd.	63,136,502

	461,840	Kangwon Land, Inc.	16,383,052

	76,876	Samsung Electronics Co., Ltd.	73,931,393

			156,041,067

Switzerland | 4.1%
	24,036	APG SGA SA	9,331,962

	1,469,017	Nestlé SA	110,626,530

	57,358	Schindler Holding AG	8,258,129

	1,271,928	UBS Group AG	23,570,248

			151,786,869

Thailand | 0.7%
	29,090,700	Thaicom PCL	25,324,099

United Kingdom | 3.0%
	4,635,526	Antofagasta Plc	35,151,320

	607,604	Avanti Communications Group Plc (a)	1,957,438

	4,674,103	HSBC Holdings Plc	35,358,606

	5,264,318	Millennium & Copthorne Hotels Plc	38,490,663

			110,958,027

United States | 2.7%
	3,967,096	News Corp., Class ‘A’	50,064,751

	4,008,967	News Corp., Class ‘B’	51,394,957

			101,459,708

		TOTAL COMMON STOCKS
		(Cost — $1,792,192,733)	1,919,338,772

24	See Notes to Financial Statements.

IVA International Fund	IVA Funds

Schedule of Investments
September 30, 2015

	PRINCIPAL
	AMOUNT		DESCRIPTION	FAIR VALUE

CORPORATE NOTES & BONDS – 5.3%

France | 2.5%
			Wendel:
	23,950,000	EUR	4.875% due 5/26/2016 (d)	$27,555,740

	36,400,000	EUR	4.375% due 8/9/2017	43,433,032

	17,600,000	EUR	6.75% due 4/20/2018	22,519,567

				93,508,339

Norway | 1.1%
			Golden Close Maritime Corp. Ltd.,
	14,200,000	USD	9% due 10/24/2019 (c)	10,508,000

			Stolt-Nielsen Ltd.:
	107,500,000	NOK	5.96% due 6/22/2016 (c)(e)	12,674,208

	77,500,000	NOK	5.95% due 3/19/2018 (c)(e)	9,217,304

	62,000,000	NOK	6.14% due 9/4/2019 (c)(e)	7,373,508

				39,773,020

Singapore | 0.3%
			DBS Capital Funding II Corp.,
	7,750,000	SGD	5.75% due 6/15/2018 (f)	5,745,473

			United Overseas Bank Ltd.,
	8,250,000	SGD	4.9% due 7/23/2018 (f)	6,022,497

				11,767,970

South Africa | 0.4%
			Gold Fields Orogen Holding (BVI) Ltd.,
	17,210,000	USD	4.875% due 10/7/2020 (d)	13,940,100

Switzerland | 0.2%
	4,500,000	EUR	UBS AG, 7.152% due 12/21/2017 (f)	5,563,732

			UBS Preferred Funding Trust V,
	4,488,000	USD	6.243% due 5/15/2016 (f)	4,565,642

				10,129,374

United Kingdom | 0.3%
			Avanti Communications Group Plc,
	12,136,000	USD	10% due 10/1/2019 (c)(d)	10,497,640

United States | 0.5%
			Intelsat Jackson Holdings Ltd.,
	4,450,000	USD	6.625% due 12/15/2022	3,493,250

			Intelsat Luxembourg SA,
	21,533,000	USD	7.75% due 6/1/2021	14,077,199

				17,570,449

			TOTAL CORPORATE NOTES & BONDS
			(Cost — $231,412,224)	197,186,892

See Notes to Financial Statements.	25

IVA International Fund	IVA Funds

Schedule of Investments
September 30, 2015

	PRINCIPAL
	AMOUNT		DESCRIPTION	FAIR VALUE

SOVEREIGN GOVERNMENT BONDS – 4.1%

Singapore | 4.1%
			Government of Singapore:
	26,781,000	SGD	1.125% due 4/1/2016	$18,800,618

	77,990,000	SGD	3.75% due 9/1/2016	56,005,046

	54,771,000	SGD	2.375% due 4/1/2017	39,117,359

	26,781,000	SGD	0.5% due 4/1/2018	18,377,180

	26,781,000	SGD	2.5% due 6/1/2019	19,355,791
			TOTAL SOVEREIGN GOVERNMENT BONDS
			(Cost — $168,468,545)	151,655,994

	OUNCES
COMMODITIES – 5.3%
	176,313		Gold Bullion (a)	196,799,090

			TOTAL COMMODITIES
			(Cost — $236,315,543)	196,799,090

	PRINCIPAL
	AMOUNT
SHORT-TERM INVESTMENTS – 33.2%

Commercial Paper | 33.2%
			Abbott Laboratories:
	20,000,000	USD	0.12% due 10/22/2015 (d)	19,999,254

	10,600,000	USD	0.13% due 10/29/2015 (d)	10,599,411

	6,900,000	USD	0.14% due 11/9/2015 (d)	6,899,310

			Apple Inc.:
	18,100,000	USD	0.09% due 10/2/2015 (d)	18,099,879

	40,000,000	USD	0.13% due 10/15/2015 (d)	39,998,000

	7,900,000	USD	0.16% due 10/22/2015 (d)	7,899,363

	50,000,000	USD	0.16% due 10/29/2015 (d)	49,994,039

	18,630,000	USD	0.13% due 11/18/2015 (d)	18,625,563

	6,300,000	USD	Coca-Cola Co., 0.16% due 10/9/2015 (d)	6,299,882

			Consolidated Edison Co. Inc.:
	50,000,000	USD	0.28% due 10/5/2015 (d)	49,998,472

	4,800,000	USD	0.33% due 10/7/2015 (d)	4,799,795

	25,000,000	USD	0.3% due 10/15/2015 (d)	24,997,708

	17,100,000	USD	Danaher Corp., 0.28% due 10/5/2015 (d)	17,099,644

			E.I. Du Pont de Nemours & Co.:
	3,100,000	USD	0.2% due 11/19/2015 (d)	3,099,195

	5,000,000	USD	0.2% due 11/20/2015 (d)	4,998,668

			Electricité de France SA:
	8,800,000	USD	0.14% due 10/6/2015 (d)	8,799,780

	19,600,000	USD	0.14% due 10/20/2015 (d)	19,598,094

	30,000,000	USD	0.15% due 10/21/2015 (d)	29,996,850

	28,900,000	USD	0.13% due 10/23/2015 (d)	28,896,602

			EMC Corp.:
	7,900,000	USD	0.2% due 10/21/2015 (d)	7,899,263

	50,000,000	USD	0.22% due 11/6/2015 (d)	49,990,287

	23,300,000	USD	0.24% due 11/9/2015 (d)	23,295,004

26	See Notes to Financial Statements.

IVA International Fund	IVA Funds

Schedule of Investments
September 30, 2015

PRINCIPAL
AMOUNT		DESCRIPTION	FAIR VALUE

Commercial Paper — 33.2% (continued)
25,000,000	USD	Emerson Electric Co., 0.18%
		due 10/26/2015 (d)	$24,998,267

23,800,000	USD	Engie SA, 0.22% due 10/26/2015 (d)	23,797,061

		Estée Lauder Companies Inc.,
13,100,000	USD	0.13% due 10/19/2015 (d)	13,098,915

		Google Inc.:
24,600,000	USD	0.12% due 10/6/2015 (d)	24,599,848

30,000,000	USD	0.15% due 10/28/2015 (d)	29,998,413

27,400,000	USD	0.12% due 11/19/2015 (d)	27,396,194

		Johnson & Johnson:
62,200,000	USD	0.08% due 10/5/2015 (d)	62,199,698

6,200,000	USD	0.05% due 10/14/2015 (d)	6,199,863

2,600,000	USD	L’Oréal USA Inc., 0.17% due 10/2/2015 (d)	2,599,983

		Microsoft Corp.:
42,300,000	USD	0.15% due 10/8/2015 (d)	42,299,605

14,700,000	USD	0.16% due 10/20/2015 (d)	14,699,510

17,000,000	USD	0.18% due 11/4/2015 (d)	16,998,678

50,000,000	USD	0.15% due 11/18/2015 (d)	49,993,194

		Monsanto Co.:
36,300,000	USD	0.53% due 11/16/2015 (d)	36,285,640

12,600,000	USD	0.5% due 11/20/2015 (d)	12,594,502

		Orange & Rockland Utilities, Inc.:
4,200,000	USD	0.34% due 10/6/2015 (d)	4,199,825

1,800,000	USD	0.33% due 10/19/2015 (d)	1,799,756

		Roche Holdings, Inc.:
64,600,000	USD	0.14% due 10/19/2015 (d)	64,595,670

14,000,000	USD	0.12% due 11/4/2015 (d)	13,997,863

		Siemens Capital Co., LLC,
26,400,000	USD	0.15% due 10/29/2015 (d)	26,396,853

		United Parcel Service, Inc.:
47,200,000	USD	0.06% due 10/13/2015 (d)	47,198,551

36,200,000	USD	0.101% due 11/3/2015 (d)	36,196,308

		United Technologies Corp.:
30,000,000	USD	0.18% due 10/19/2015 (d)	29,995,931

17,500,000	USD	0.38% due 11/2/2015 (d)	17,495,444

		Wal-Mart Stores, Inc.:
21,800,000	USD	0.12% due 10/5/2015 (d)	21,799,894

4,400,000	USD	0.14% due 10/29/2015 (d)	4,399,755

54,400,000	USD	0.15% due 11/9/2015 (d)	54,394,560

		WEC Energy Group Inc.:
12,000,000	USD	0.37% due 10/1/2015 (d)	11,999,917

15,000,000	USD	0.38% due 10/2/2015 (d)	14,999,792

40,000,000	USD	0.4% due 10/15/2015 (d)	39,995,833

		TOTAL SHORT-TERM INVESTMENTS
		(Cost — $1,229,078,353)	1,229,109,386

		TOTAL INVESTMENTS — 99.7%
		(Cost — $3,657,467,398)	3,694,090,134

		Other Assets In Excess of Liabilities — 0.3%	10,117,944

		TOTAL NET ASSETS — 100.0%	$3,704,208,078

See Notes to Financial Statements.	27

IVA International Fund	IVA Funds

Schedule of Investments
September 30, 2015

The IVA International Fund had the following open forward foreign currency contracts at September 30, 2015:

					USD
		SETTLEMENT	LOCAL		VALUE AT	NET
FOREIGN		DATES	CURRENCY	USD	SEPTEMBER 30,	UNREALIZED
CURRENCY	COUNTERPARTY	THROUGH	AMOUNT	EQUIVALENT	2015	APPRECIATION

Contracts to Sell:
	State Street
Australian	Bank &
dollar	Trust Co.	12/04/2015	AUD 57,994,000	$ 40,704,522	$ 40,569,619	$ 134,903

	State Street
	Bank &
euro	Trust Co.	12/04/2015	EUR 147,191,000	166,444,425	164,636,056	1,808,369

	State Street
Japanese	Bank &
yen	Trust Co.	12/04/2015	JPY 32,757,200,000	273,397,680	273,278,008	119,672

South	State Street
Korean	Bank &
won	Trust Co.	10/06/2015	KRW 54,528,000,000	46,165,512	45,996,313	169,199

Net Unrealized Appreciation on Open Forward Foreign Currency Contracts						$2,232,143

Abbreviations used in this schedule:
ADR	—	American Depositary Receipt
AUD	—	Australian dollar
CI	—	Investment certificates (non-voting)
EUR	—	euro
JPY	—	Japanese yen
KRW	—	South Korean won
NOK	—	Norwegian krone
SGD	—	Singapore dollar
USD	—	United States dollar

28	See Notes to Financial Statements.

IVA International Fund	IVA Funds

Schedule of Investments
September 30, 2015

(a) Non-income producing investment.
(b)
Issuer of the security is an affiliate of the IVA International Fund as defined by the Investment Company Act of 1940. An affiliate is deemed as a company in which the IVA International Fund indirectly or directly has ownership of at least 5% of the company’s outstanding voting securities. See Schedule of Affiliates below for additional information.

Schedule of Affiliates
	SHARES			SHARES
	HELD AT			HELD AT	FAIR VALUE AT
	SEPTEMBER 30,	SHARE	SHARE	SEPTEMBER 30,	SEPTEMBER 30,	REALIZED	DIVIDEND
SECURITY	2014	ADDITIONS	REDUCTIONS	2015	2015	GAIN	INCOME*

Clear Media Ltd.	39,557,030	508,000	—	40,065,030	$40,155,390	—	$3,622,415

DOM Security SA**	271,086	53,152	—	324,238	10,790,355	—	539,378

Net 1 U.E.P.S. Technologies Inc.***	2,725,972	87,544	682,158	2,131,358	—	$1,829,127	—

Total					$50,945,745	$1,829,127	$4,161,793

*	Dividend income is gross of withholding taxes.
**	During the year ended September 30, 2015, the security Securidev SA changed its name to DOM Security SA.
***	Non-affiliated at September 30, 2015.

(c)	Security is deemed illiquid. As of September 30, 2015, the value of these illiquid securities amounted to 1.4% of total net assets.
(d)
Security is exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933 (the “1933 Act”). Any resale of these securities must generally be effected through a sale that is registered under the 1933 Act or otherwise exempted from such registration requirements.

(e)	Variable rate security. The interest rate shown reflects the rate currently in effect.
(f)	Fixed-to-float perpetual bond. The security has no maturity date. The date shown represents the next call date.

See Notes to Financial Statements.	29

Statements of Assets and Liabilities	IVA Funds

September 30, 2015

	IVA	IVA
	Worldwide	International
	Fund	Fund

Assets:
Long-term investments, at cost:
Non-affiliated securities	$4,510,676,281	$2,158,165,663

Affiliated securities	391,900,381	33,907,839

Commodities	509,905,594	236,315,543

Short-term investments, at cost	3,194,549,796	1,229,078,353

Foreign currency, at cost	3,632,373	1,350,619

Long-term investments, at fair value:
Non-affiliated securities	$5,062,239,814	$2,217,235,913

Affiliated securities	389,903,610	50,945,745

Commodities	421,615,614	196,799,090

Short-term investments, at fair value	3,194,597,264	1,229,109,386

Foreign currency, at fair value	3,626,257	1,348,212

Cash	253,813	280,878

Dividends and interest receivable	25,597,624	13,045,924

Receivable for investments sold	8,768,215	1,731,323

Receivable for fund shares sold	8,610,542	4,738,968

Unrealized appreciation on open forward foreign currency contracts	3,877,092	2,232,143

Total assets	$9,119,089,845	$3,717,467,582
Liabilities:
Payable for investments purchased	$17,646,675	$9,017,708

Payable for fund shares repurchased	5,915,002	954,465

Accrued investment advisory fees	6,795,430	2,750,938

Accrued distribution and service fees	1,376,854	157,173

Accrued expenses and other liabilities	1,313,828	379,220

Total liabilities	33,047,789	13,259,504

Net Assets	$9,086,042,056	$3,704,208,078

Net Assets Consist of:
Par value ($0.001 per share)	$538,770	$225,657

Additional paid-in-capital	8,270,295,008	3,455,009,628

Undistributed net investment income	113,853,393	79,013,541

Accumulated net realized gain on investments, written options
and foreign currency transactions	236,234,871	131,255,369

Unrealized appreciation from investments and foreign currency
translation	465,120,014	38,703,883

Net Assets	$9,086,042,056	$3,704,208,078

Net Asset Value Per Share:
Class A
Net assets	$1,815,439,103	$466,336,227

Shares outstanding	107,601,503	28,458,338

Net asset value per share	$16.87	$16.39

Maximum offering price per share (with a maximum initial sales
charge of 5.00%)	$17.76	$17.25

Class C
Net assets	$1,201,686,678	$73,818,450

Shares outstanding	72,074,361	4,574,272

Net asset value per share	$16.67	$16.14

Class I
Net assets	$6,068,916,275	$3,164,053,401

Shares outstanding	359,094,361	192,624,868

Net asset value per share	$16.90	$16.43

30	See Notes to Financial Statements.

Statements of Operations	IVA Funds

For the Year Ended September 30, 2015

	IVA	IVA
	Worldwide	International
	Fund	Fund

Investment Income:
Interest	$42,780,193	$16,489,095

Dividends:
Non-affiliated securities	91,525,266	54,062,968

Affiliated securities	4,104,024	4,161,793

Other income	1,691,354	967,514

Less: Foreign taxes withheld	(6,718,809)	(4,448,417)

Total income	133,382,028	71,232,953

Expenses:
Investment advisory fees	89,640,318	33,427,598

Distribution and service fees:
Class A	4,952,129	1,124,009

Class C	13,456,679	796,637

Trustee fees	310,616	111,239

Other expenses	9,803,029	3,515,061

Total expenses	118,162,771	38,974,544

Net investment income	15,219,257	32,258,409

Net Realized and Change in Unrealized Gain (Loss)
on Investments, Written Options and
Foreign Currency:
Net realized gain (loss) on:
Investments (net of foreign capital gains tax):
Non-affiliated securities	330,304,319	165,935,957

Affiliated securities	21,557,561	1,829,127

Commodities	(10,306,106)	(1,526,869)

Written options	6,401,443	—

Foreign currency transactions	193,751,650	123,215,693

Net realized gain	541,708,867	289,453,908

Net change in unrealized appreciation
(depreciation) from:
Investments (net of any accrued foreign capital gains
tax)	(902,951,667)	(372,185,116)

Written options	(6,302,763)	—

Foreign currency translation	(47,022,781)	(33,843,340)

Net change in unrealized appreciation (depreciation)	(956,277,211)	(406,028,456)

Net realized and change in unrealized loss on investments,
written options and foreign currency	(414,568,344)	(116,574,548)

Decrease in net assets resulting from operations	$(399,349,087)	$(84,316,139)

See Notes to Financial Statements.	31

Statements of Changes in Net Assets	IVA Funds

	IVA Worldwide Fund		IVA International Fund

	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,
	2015	2014	2015	2014

Operations:
Net investment income	$15,219,257	$18,417,509	$32,258,409	$22,563,717

Net realized gain	541,708,867	429,811,234	289,453,908	128,397,109

Net change in unrealized
appreciation (depreciation)	(956,277,211)	293,875,095	(406,028,456)	91,590,196

Increase (decrease) in net assets
resulting from operations	(399,349,087)	742,103,838	(84,316,139)	242,551,022

Distributions to Shareholders:
Net investment income:
Class A	(22,748,170)	(26,557,492)	(10,950,818)	(8,738,822)

Class C	(5,318,532)	(5,547,003)	(1,581,767)	(1,367,219)

Class I	(92,175,893)	(75,804,297)	(91,721,437)	(75,580,988)

Net realized gain on investments:
Class A	(77,757,586)	(72,619,765)	(12,633,252)	(6,775,326)

Class C	(54,355,243)	(42,834,331)	(2,542,238)	(1,527,789)

Class I	(258,004,820)	(170,582,807)	(96,807,363)	(53,176,210)

Decrease in net assets resulting
from distributions	(510,360,244)	(393,945,695)	(216,236,875)	(147,166,354)

Capital Share Transactions:
Proceeds from shares sold	1,368,802,006	2,166,513,255	733,515,644	560,802,602

Reinvestment of distributions	409,083,951	310,875,468	186,124,101	121,149,666

Cost of shares repurchased	(2,142,931,639)	(1,667,267,580)	(525,055,305)	(473,387,680)

Increase (decrease) in net assets
from capital share transactions	(365,045,682)	810,121,143	394,584,440	208,564,588

Increase (decrease) in net assets	(1,274,755,013)	1,158,279,286	94,031,426	303,949,256

Net Assets:
Beginning of year	$10,360,797,069	$9,202,517,783	$3,610,176,652	$3,306,227,396

End of year	$9,086,042,056	$10,360,797,069	$3,704,208,078	$3,610,176,652

Undistributed net investment income	$113,853,393	$5,454,001	$79,013,541	$25,767,332

32	See Notes to Financial Statements.

Financial Highlights	IVA Funds

IVA Worldwide Fund — Class A

For a share of each class of beneficial interest outstanding:

	Year Ended September 30,

	2015	2014	2013	2012	2011

Net asset value, beginning
of year	$18.54	$17.91	$16.18	$15.71	$16.03

Increase from investment
operations:(a)
Net investment income(b)	0.02	0.03	0.12	0.18	0.16
Net realized and unrealized
gain (loss)	(0.77)	1.35	2.08	1.26	0.00

Increase (decrease) from
investment operations	(0.75)	1.38	2.20	1.44	0.16

Decrease from distributions:
Net investment income	(0.21)	(0.20)	(0.30)	(0.12)	(0.06)
Net realized gain on investments	(0.71)	(0.55)	(0.17)	(0.85)	(0.42)

Decrease from distributions	(0.92)	(0.75)	(0.47)	(0.97)	(0.48)

Net asset value, end of year	$16.87	$18.54	$17.91	$16.18	$15.71

Total return(c)	(4.21)%	8.00%	14.02%	9.62%	0.86%
Ratios to average net assets:
Operating Expenses	1.25%	1.26%	1.27%	1.28%	1.29%
Net investment income	0.09%	0.14%	0.72%	1.16%	0.93%
Supplemental data:
Portfolio turnover rate	30.3%	22.5%	26.3%	27.9%	50.8%
Net assets, end of year (000’s)	$1,815,439	$2,083,683	$2,378,045	$2,408,396	$2,714,773

(a)
The amounts shown for a share outstanding may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of fund shares in relation to income earned and/or gains (losses) both realized and unrealized during the period.

(b)	Calculated using average daily shares outstanding.
(c)	Total return assumes reinvestment of all distributions and does not reflect an initial sales charge.

See Notes to Financial Statements.	33

Financial Highlights	IVA Funds

IVA Worldwide Fund — Class C

For a share of each class of beneficial interest outstanding:

	Year Ended September 30,

	2015	2014	2013	2012	2011

Net asset value, beginning
of year	$18.33	$17.71	$16.01	$15.54	$15.92

Increase from investment
operations:(a)
Net investment income (loss)(b)	(0.12)	(0.11)	(0.01)	0.06	0.03
Net realized and unrealized
gain (loss)	(0.76)	1.35	2.07	1.26	0.01

Increase (decrease) from
investment operations	(0.88)	1.24	2.06	1.32	0.04

Decrease from distributions:
Net investment income	(0.07)	(0.07)	(0.19)	—	—
Net realized gain on investments	(0.71)	(0.55)	(0.17)	(0.85)	(0.42)

Decrease from distributions	(0.78)	(0.62)	(0.36)	(0.85)	(0.42)

Net asset value, end of year	$16.67	$18.33	$17.71	$16.01	$15.54

Total return(c)	(4.96)%	7.23%	13.13%	8.87%	0.09%
Ratios to average net assets:
Operating expenses	2.00%	2.01%	2.02%	2.03%	2.04%
Net investment income (loss)	(0.67)%	(0.61)%	(0.03)%	0.41%	0.18%
Supplemental data:
Portfolio turnover rate	30.3%	22.5%	26.3%	27.9%	50.8%
Net assets, end of year (000’s)	$1,201,687	$1,431,328	$1,380,608	$1,469,720	$1,631,750

(a)
The amounts shown for a share outstanding may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of fund shares in relation to income earned and/or gains (losses) both realized and unrealized during the period.

(b)	Calculated using average daily shares outstanding.
(c)	Total return assumes reinvestment of all distributions and does not reflect a contingent deferred sales charge.

34	See Notes to Financial Statements.

Financial Highlights	IVA Funds

IVA Worldwide Fund — Class I

For a share of each class of beneficial interest outstanding:

	Year Ended September 30,

	2015	2014	2013	2012	2011

Net asset value, beginning
of year	$18.57	$17.94	$16.21	$15.73	$16.05

Increase from investment
operations:(a)
Net investment income(b)	0.06	0.07	0.16	0.23	0.20
Net realized and unrealized
gain (loss)	(0.77)	1.36	2.08	1.26	0.00

Increase (decrease) from
investment operations	(0.71)	1.43	2.24	1.49	0.20

Decrease from distributions:
Net investment income	(0.25)	(0.25)	(0.34)	(0.16)	(0.10)
Net realized gain on investments	(0.71)	(0.55)	(0.17)	(0.85)	(0.42)

Decrease from distributions	(0.96)	(0.80)	(0.51)	(1.01)	(0.52)

Net asset value, end of year	$16.90	$18.57	$17.94	$16.21	$15.73

Total return(c)	(3.95)%	8.25%	14.28%	9.97%	1.09%
Ratios to average net assets:
Operating expenses	1.00%	1.01%	1.02%	1.03%	1.04%
Net investment income	0.34%	0.39%	0.97%	1.43%	1.18%
Supplemental data:
Portfolio turnover rate	30.3%	22.5%	26.3%	27.9%	50.8%
Net assets, end of year (000’s)	$6,068,916	$6,845,786	$5,443,865	$5,003,855	$4,830,219

(a)
The amounts shown for a share outstanding may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of fund shares in relation to income earned and/or gains (losses) both realized and unrealized during the period.

(b)	Calculated using average daily shares outstanding.
(c)	Total return assumes reinvestment of all distributions.

See Notes to Financial Statements.	35

Financial Highlights	IVA Funds

IVA International Fund — Class A

For a share of each class of beneficial interest outstanding:

	Year Ended September 30,

	2015	2014	2013	2012	2011

Net asset value, beginning
of year	$17.84	$17.39	$15.95	$15.56	$15.59

Increase from investment
operations:(a)
Net investment income(b)	0.12	0.08	0.16	0.23	0.20
Net realized and unrealized
gain (loss)	(0.55)	1.10	2.00	1.16	0.20

Increase (decrease) from
investment operations	(0.43)	1.18	2.16	1.39	0.40

Decrease from distributions:
Net investment income	(0.47)	(0.41)	(0.44)	(0.23)	(0.02)
Net realized gain on investments	(0.55)	(0.32)	(0.28)	(0.77)	(0.41)

Decrease from distributions	(1.02)	(0.73)	(0.72)	(1.00)	(0.43)

Net asset value, end of year	$16.39	$17.84	$17.39	$15.95	$15.56

Total return(c)	(2.37)%	7.05%	14.09%	9.53%	2.56%
Ratios to average net assets:
Net operating expenses	1.25%	1.26%	1.26%	1.27%	1.30%
Net investment income	0.70%	0.45%	0.97%	1.52%	1.19%
Supplemental data:
Portfolio turnover rate	27.6%	23.4%	40.1%	29.9%	54.3%
Net assets, end of year (000’s)	$466,336	$391,494	$377,043	$409,163	$371,560

(a)
The amounts shown for a share outstanding may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of fund shares in relation to income earned and/or gains (losses) both realized and unrealized during the period.

(b)	Calculated using average daily shares outstanding.
(c)	Total return assumes reinvestment of all distributions and does not reflect an initial sales charge.

36	See Notes to Financial Statements.

Financial Highlights	IVA Funds

IVA International Fund — Class C

For a share of each class of beneficial interest outstanding:

	Year Ended September 30,

	2015	2014	2013	2012	2011

Net asset value, beginning
of year	$17.58	$17.14	$15.74	$15.35	$15.48

Increase from investment
operations:(a)
Net investment income (loss)(b)	(0.02)	(0.06)	0.04	0.11	0.07
Net realized and unrealized
gain (loss)	(0.53)	1.11	1.96	1.15	0.21

Increase (decrease) from
investment operations	(0.55)	1.05	2.00	1.26	0.28

Decrease from distributions:
Net investment income	(0.34)	(0.29)	(0.32)	(0.10)	—
Net realized gain on investments	(0.55)	(0.32)	(0.28)	(0.77)	(0.41)

Decrease from distributions	(0.89)	(0.61)	(0.60)	(0.87)	(0.41)

Net asset value, end of year	$16.14	$17.58	$17.14	$15.74	$15.35

Total return(c)	(3.14)%	6.29%	13.18%	8.76%	1.76% (d)
Ratios to average net assets:
Net operating expenses	2.00%	2.01%	2.01%	2.02%	2.06%
Net investment income (loss)	(0.11)%	(0.32)%	0.26%	0.74%	0.42%
Supplemental data:
Portfolio turnover rate	27.6%	23.4%	40.1%	29.9%	54.3%
Net assets, end of year (000’s)	$73,818	$82,359	$81,804	$77,882	$79,196

(a)
The amounts shown for a share outstanding may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of fund shares in relation to income earned and/or gains (losses) both realized and unrealized during the period.

(b)	Calculated using average daily shares outstanding.
(c)	Total return assumes reinvestment of all distributions and does not reflect a contingent deferred sales charge.
(d)	The total returns include the effect of certain contractual fee waivers and/or expense reimbursements.

See Notes to Financial Statements.	37

Financial Highlights	IVA Funds

IVA International Fund — Class I

For a share of each class of beneficial interest outstanding:

	Year Ended September 30,

	2015	2014	2013	2012	2011

Net asset value, beginning
of year	$17.89	$17.43	$15.99	$15.60	$15.62

Increase from investment
operations:(a)
Net investment income(b)	0.16	0.12	0.21	0.27	0.24
Net realized and unrealized
gain (loss)	(0.55)	1.12	1.99	1.16	0.21

Increase (decrease) from
investment operations	(0.39)	1.24	2.20	1.43	0.45

Decrease from distributions:
Net investment income	(0.52)	(0.46)	(0.48)	(0.27)	(0.06)
Net realized gain on investments	(0.55)	(0.32)	(0.28)	(0.77)	(0.41)

Decrease from distributions	(1.07)	(0.78)	(0.76)	(1.04)	(0.47)

Net asset value, end of year	$16.43	$17.89	$17.43	$15.99	$15.60

Total return(c)	(2.16)%	7.36%	14.34%	9.81%	2.86%
Ratios to average net assets:
Net operating expenses	1.00%	1.01%	1.01%	1.02%	1.05%
Net investment income	0.92%	0.69%	1.31%	1.79%	1.45%
Supplemental data:
Portfolio turnover rate	27.6%	23.4%	40.1%	29.9%	54.3%
Net assets, end of year (000’s)	$3,164,053	$3,136,324	$2,847,380	$2,280,940	$1,813,032

(a)
The amounts shown for a share outstanding may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of fund shares in relation to income earned and/or gains (losses) both realized and unrealized during the period.

(b)	Calculated using average daily shares outstanding.
(c)	Total return assumes reinvestment of all distributions.

38	See Notes to Financial Statements.

Notes to Financial Statements	IVA Funds

Note 1 – Organization and Significant Accounting Policies

IVA Fiduciary Trust (the “Trust”) consists of the IVA Worldwide Fund (the “Worldwide Fund”) and IVA International Fund (the “International Fund”) (each, a “Fund” and, together, the “Funds”). The Worldwide Fund and the International Fund are each a diversified investment portfolio of the Trust, an open-end series management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and organized as a Massachusetts business trust. The Funds commenced investment operations on October 1, 2008. The Worldwide Fund seeks long-term growth of capital by investing in a range of securities and asset classes from markets around the world, including U.S. markets. The International Fund seeks long-term growth of capital by investing in a range of securities and asset classes from markets around the world.

The following are significant accounting policies followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Use of Estimates. Preparation of these financial statements in conformity with U.S. GAAP requires the Funds’ management to make estimates and assumptions that may affect the amounts reported in the financial statements and related notes. Actual results could differ from these estimates.

Valuation of the Funds. The net asset value per share (“NAV”) of a Fund’s shares of a particular class is calculated each day that the New York Stock Exchange (“NYSE”) is open.

Listed equity securities are generally valued at the last sale price on the exchange that is the primary market for such securities. Equity securities listed on the NASDAQ Stock Exchange (“NASDAQ”) are generally valued using the NASDAQ Official Closing Price (“NOCP”). If no sales or NOCPs are reported during the day, equity securities are generally valued at the mean of the last available bid and asked quotations on the exchange or market on which the security is primarily traded, or using other market information obtained from a quotation reporting system, established market makers, or pricing services. If there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long and short positions, respectively. Over-the-counter (“OTC”) equity securities not listed on NASDAQ are generally valued at the mean of the last available bid and asked quotations on the market on which the security is primarily traded, or using other market information obtained from a quotation reporting system, established market makers or pricing services. If there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively.

Exchange-traded options are generally valued at the NBBO (National Best Bid and Offer from participant exchanges) reported by the Options Price Reporting Authority. Exchange traded options may also be valued at the mean of the bid and asked quotations on an exchange at closing. OTC options not traded on an exchange are valued at the mean of the bid and asked quotations. If there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short options, respectively.

Precious metals, including gold bullion, are valued at the spot price at the time trading on the NYSE closes (normally 4:00 p.m. E.S.T.).

Debt securities, other than commercial paper, for which market quotations are readily available are generally valued at the evaluated mean primarily based on the last bid and asked prices received from an independent pricing service. When no asked price is available, debt securities are valued at the evaluated bid price alone. Commercial paper is generally valued at the evaluated bid price provided by an independent pricing service. An evaluated price may include a variety of factors including the issue’s coupon rate, maturity, credit rating, yield, trade data, quoted prices of similar fixed income securities, and any other relevant market or security specific information.

Forward foreign currency contracts are valued at the current cost of offsetting such contracts.

The value of any investment that is listed or traded on more than one exchange or market is based on the exchange or market determined by International Value Advisers, LLC (the “Adviser”) to be the primary trading venue for that investment. A quotation from the exchange or market deemed by the Adviser to be the secondary trading venue for a particular investment may be relied upon in instances where a quotation is not available on the primary exchange or market.

39

Notes to Financial Statements	IVA Funds

The Board of Trustees of the Trust (the “Board”) has established a Pricing and Fair Valuation Committee (the “Committee”) comprised of officers of the Adviser to which it has delegated the responsibility for overseeing the implementation of the Funds’ valuation procedures and fair value determinations made on behalf of the Board. The Committee may determine that market quotations are not readily available due to events relating to a single issuer (e.g., corporate actions or announcements) or events relating to multiple issuers (e.g., governmental actions or natural disasters). The Committee may determine that there has been a significant decrease in the volume and level of activity for an asset or liability whereby transactions or quoted prices may not be determinative of fair value. The Committee may determine the fair value of investments based on information provided by pricing services and other third parties, including broker-dealers and other market intermediaries, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. For securities that do not trade during NYSE hours or securities for which there is a foreign market holiday when the NYSE is open, fair valuation determinations are based on analyses of market movements after the close of those securities’ primary markets, and include reviews of developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities or baskets of foreign securities. Fair value pricing may require subjective determinations about the value of an asset or liability. Fair values used to determine the Funds’ NAVs may differ from quoted or published prices, or from prices that are used by others, for the same investments. The use of fair value pricing may not always result in adjustments to the prices of securities or other assets or liabilities held by the Funds.

Fair Value Measurement. The Funds adhere to U.S. GAAP fair value accounting standards that establish a single definition of fair value, create a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Funds’ assets and liabilities, and require additional disclosure about fair value. The hierarchy of inputs is summarized below:

•	Level 1	–	quoted prices in active markets for identical investments

•	Level 2	–	other significant observable inputs (including quoted prices for similar or identical investments, amortized cost, interest rates, prepayment speeds, credit risk, other observable market data, etc.)

•	Level 3	–	significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The following is a summary of the inputs used in valuing the Worldwide Fund’s assets and liabilities at fair value:

	Quoted Prices in	Other Significant	Significant
	Active Markets	Observable	Unobservable
	for Identical	Inputs	Inputs
ASSETS	Investments (Level 1)	(Level 2)	(Level 3)	Total

Common stocks:
Foreign	$ 59,591,236	$2,421,780,782	—	$2,481,372,018
United States	2,081,416,270	—	—	2,081,416,270
Preferred stocks	116,642,450	—	—	116,642,450
Corporate notes & bonds	9,446,124	470,029,544	—	479,475,668
Sovereign government bonds	—	293,237,018	—	293,237,018
Commodities	421,615,614	—	—	421,615,614
Short-term investments	—	3,194,597,264	—	3,194,597,264
Unrealized appreciation on
open forward foreign
currency contracts	—	3,877,092	—	3,877,092

Total assets	$2,688,711,694	$6,383,521,700	—	$9,072,233,394

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period. At September 30, 2015, the Worldwide Fund had transfers of $1,938,980,870 from Level 1 to Level 2 as a result of significant market movements between the time at which foreign markets closed and the Worldwide Fund valued its securities. For the years ended September 30, 2015 and September 30, 2014, there were no Level 3 assets or liabilities held in the Worldwide Fund.

40

Notes to Financial Statements	IVA Funds

The following is a summary of the inputs used in valuing the International Fund’s assets and liabilities at fair value:

	Quoted Prices in	Other Significant	Significant
	Active Markets	Observable	Unobservable
	for Identical	Inputs	Inputs
ASSETS	Investments (Level 1)	(Level 2)	(Level 3)	Total

Common stocks:
Foreign	$ 70,529,594	$1,747,349,470	—	$1,817,879,064
United States	101,459,708	—	—	101,459,708
Corporate notes & bonds	—	197,186,892	—	197,186,892
Sovereign government bonds	—	151,655,994	—	151,655,994
Commodities	196,799,090	—	—	196,799,090
Short-term investments	—	1,229,109,386	—	1,229,109,386
Unrealized appreciation on
open forward foreign
currency contracts	—	2,232,143	—	2,232,143

Total assets	$368,788,392	$3,327,533,885	—	$3,696,322,277

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period. At September 30, 2015, the International Fund had transfers of $1,490,540,977 from Level 1 to Level 2 as a result of significant market movements between the time at which foreign markets closed and the International Fund valued its securities. In addition, the International Fund had transfers of $3,712,847 from Level 1 to Level 2 as a result of the use of quoted prices in the absence of last sale prices. For the years ended September 30, 2015 and September 30, 2014, there were no Level 3 assets or liabilities held in the International Fund.

Foreign Currency Translation. Portfolio securities and other assets and liabilities initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of investments held. Such fluctuations are included with the net realized and change in unrealized gain or loss on investments.

Net realized foreign currency gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net change in unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments, at the date of valuation, resulting from changes in exchange rates.

Portfolio Transactions and Investment Income. Portfolio transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses on investment transactions are determined by the specific identification method.

Class Allocation. Investment income, realized and unrealized gains and losses, and Fund expenses are allocated daily to the various classes of each Fund pro rata on the basis of relative net assets. Each class bears certain expenses unique to that class. Differences in class-level expenses may result in payment of different per share dividends by each share class.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Accordingly, the nature of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

Federal and Other Taxes. It is each Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, each Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Funds’ financial statements.

41

Notes to Financial Statements	IVA Funds

The Funds adhere to U.S. GAAP accounting standards for accounting for uncertainty in income taxes. This standard defines the threshold for recognizing tax positions in the financial statements as “more-likely-than-not” to be sustained by the applicable taxing authority and requires measurement of a tax position meeting the “more-likely-than-not” criterion, based on the largest benefit that is more than fifty percent realized. Management has analyzed each Fund’s tax positions taken on federal and state tax returns for all open tax years (generally the current and the prior three tax years) and determined that no provision for income tax would be required in the Funds’ financial statements. Tax-related interest or penalties, if applicable, are to be disclosed in the Statements of Operations. For the year ended September 30, 2015, the Funds did not incur any tax-related interest or penalties.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Dividend and interest withholding taxes and capital gains taxes incurred, for the year ended September 30, 2015, can be found in the Statements of Operations.

Forward Foreign Currency Contracts. Each Fund engages in buying and selling forward foreign currency contracts to seek to manage the exposure of investments denominated in non-U.S. currencies against fluctuations in relative value. A forward foreign currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, at a price set at the time of the contract.

Options Transactions. During the year ended September 30, 2015, the Worldwide Fund had written covered puts and calls on equity securities. Each Fund may write call options to seek to enhance investment return or to hedge against declines in the prices of portfolio securities or may write put options to hedge against increases in the prices of securities which it intends to purchase. A call option is covered if a Fund holds, on a share-for-share basis, either the underlying shares or a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written (or greater than the exercise price of the call written if the difference is maintained by a Fund in cash, Treasury bills or other high grade short-term obligations in a segregated account with its custodian). A put option is covered if a Fund maintains cash, Treasury bills or other high grade short-term obligations with a value equal to the exercise price in a segregated account with its custodian, or holds on a share-for-share basis a put on the same equity security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written, or lower than the exercise price of the put written if the difference is maintained in a segregated account with its custodian. At September 30, 2015, there were no outstanding written covered put or call options in either Fund.

Premiums received for writing options that expire unexercised are recognized on the expiration date as realized gains. If an option is exercised, the premium received is subtracted from the cost of the purchase or added to the proceeds of the sale to determine whether the Fund has realized a gain or loss on the put or call. When a Fund enters into a closing transaction, the Fund will realize a gain or loss depending upon whether the amount from the closing transaction is greater or less than the premium received.

Foreign Investment Risk. Each Fund invests in foreign investments. Foreign investments can involve additional risks relating to political, economic or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. Since foreign exchanges may be open on days when a Fund does not price its shares, the value of the investments in such Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

Custodian Risk. Cash is held at the Funds’ custodian, State Street Bank and Trust Company (the “Custodian”). The Funds are subject to credit risk on any cash balance that exceeds the amount insured by the Federal Deposit Insurance Corporation to the extent that the Custodian may be unable to return cash held.

Indemnification. Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Funds. The Funds have a variety of indemnification obligations under contracts with their service providers. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Note 2 – Investment Advisory Agreement and Distribution Agreement

International Value Advisers, LLC is the investment adviser of the Funds. The Adviser’s primary business is to provide investment management services to a variety of investment vehicles, including the Funds. The Adviser is responsible for all business activities and oversight of the investment decisions made for the Funds.

In return for providing investment advisory services to the Funds, each Fund pays the Adviser an investment advisory fee, calculated daily and paid monthly, at an annual rate of 0.90% of each Fund’s average daily net assets. Investment advisory fees paid for the year ended September 30, 2015 are disclosed in the Statements of Operations.

42

Notes to Financial Statements	IVA Funds

The Funds have adopted Distribution and Services Plans (“12b-1 Plans”), pursuant to Rule 12b-1 under the 1940 Act. Under those 12b-1 Plans, the Funds pay a distribution fee with respect to Class A and C shares calculated at the annual rate of 0.25% and 0.75%, respectively, of the average daily net assets of each respective class. The Funds also pay a service fee with respect to Class C shares calculated at the annual rate of 0.25% of the average daily net assets. Class I shares do not participate in 12b-1 Plans. Fees paid under the 12b-1 Plans for the year ended September 30, 2015 are disclosed in the Statements of Operations.

IVA Funds Distributors, LLC serves as the Funds’ sole and exclusive distributor.

There is a maximum initial sales charge of 5.00% for Class A shares. Class A shares may be subject to a contingent deferred sales charge (“CDSC”) of 0.75% if $1,000,000 or more of Class A shares were initially purchased, a “finder’s fee” was paid to the dealer of record, and the Class A shares were subsequently redeemed within 18 months.

Class C shares may be subject to a CDSC of 1.00% if shares are redeemed within the first 12 months after purchase.

Note 3 – Investments

For the year ended September 30, 2015, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

	Worldwide	International
	Fund	Fund

Purchases	$1,913,796,558	$732,374,992

Sales	$2,044,447,949	$722,846,676

The cost basis of investments for federal income tax purposes is substantially similar to the cost basis under U.S. GAAP. The following information is presented on a federal tax basis as of September 30, 2015.

	Worldwide	International
	Fund	Fund

Cost basis of investments	$8,615,060,107	$3,673,655,400

Gross unrealized appreciation	$1,003,364,648	$319,891,480

Gross unrealized depreciation	$(550,068,453)	$(299,456,746)

Net unrealized appreciation	$453,296,195	$20,434,734

For the year ended September 30, 2015, written options transactions for the Worldwide Fund were as follows:

	Number of Contracts	Premiums

Written Options, outstanding September 30, 2014	(6,240)	$(6,407,425)
Options written	—	—
Options terminated in closing purchase transactions	997	430,473
Options exercised	—	—
Options expired	5,243	5,976,952

Written Options, outstanding September 30, 2015	—	—

Note 4 – Derivative Instruments and Hedging Activities

The Funds enter into transactions involving derivative financial instruments in connection with their investing activities. During the year ended September 30, 2015, these instruments included written put and call options and forward foreign currency contracts. These instruments are subject to various risks similar to non-derivative instruments including market, credit and liquidity risks.

The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in investments. Specifically, derivative instruments expose a Fund to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction. If the counterparty defaults, a Fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that, in the event of default, a Fund will succeed in enforcing them. During the year ended September 30, 2015, the Funds had exposure to OTC derivatives in the form of forward foreign currency contracts.

43

Notes to Financial Statements	IVA Funds

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Funds bear the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract, movements in foreign investment security values and changes in interest rates. Credit risks may also arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts.

Options transactions involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. Price fluctuation on underlying equity or debt securities and on market indices may cause the written put or call options to be assigned on unfavorable terms to the Funds. Written put options involve elements of liquidity risk if a Fund is unable to enter into a closing transaction due to there being a lack of market makers for a particular equity or debt security. Counterparty risk associated with pledged collateral to the executing counterparty is limited to the extent that the pledged collateral is held at the Funds’ custodian. Pledged cash collateral is subject to counterparty risk at the Funds’ custodian.

The following summary of derivative instruments and hedging activity for each Fund is grouped by risk-type and provides information about the fair value and location of derivatives within the Statements of Assets and Liabilities at September 30, 2015.

Worldwide Fund
Risk-Type Category	Statements of Assets and Liabilities Location	Fair Value

Foreign exchange	Unrealized appreciation on open forward foreign currency contracts	$3,877,092

International Fund
	Statements of Assets
Risk-Type Category	and Liabilities Location	Fair Value

Foreign exchange	Unrealized appreciation on open forward foreign currency contracts	$2,232,143

The following is a summary for each Fund grouped by risk-type that provides information about the effect of derivatives and hedging activities on the Funds’ Statements of Operations for the year ended September 30, 2015.

Worldwide Fund
			Change in
			Unrealized
			Appreciation/
Risk-Type Category	Derivative Instrument	Realized Gain	(Depreciation)

Foreign exchange	Forward foreign currency contracts	$199,530,813	$(47,601,239)

Equity	Written options	6,401,443	(6,302,763)

Total		$205,932,256	$(53,904,002)

International Fund
			Change in
			Unrealized
			Appreciation/
Risk-Type Category	Derivative Instrument	Realized Gain	(Depreciation)

Foreign exchange	Forward foreign currency contracts	$125,533,476	$(33,959,348)

During the year ended September 30, 2015, the Worldwide Fund had average notional values of $1,122,411,676 and $11,377,283 on forward foreign currency contracts to sell and written options, respectively.

During the year ended September 30, 2015, the International Fund had average notional values of $734,992,886 on forward foreign currency contracts to sell.

44

Notes to Financial Statements	IVA Funds

The following tables present, by counterparty, gross amounts of derivatives eligible for offsetting, gross amounts offset in the Statements of Assets and Liabilities and related collateral received and/or pledged, if any, that the Funds have elected to offset under their legally enforceable Master Netting Agreement with such counterparty. A Master Netting Agreement is an agreement between the Fund and the counterparty that governs the terms of certain transactions and reduces the counterparty risk associated with relevant transactions by specifying offsetting mechanisms and collateral arrangements, if any. Offsetting mechanisms allow the Funds to pay or receive the net amount of all forward foreign currency contracts outstanding on a given settlement date. At September 30, 2015, the Funds had not elected to offset forward foreign currency contracts on the Statements of Assets and Liabilities.

Worldwide Fund
Net Exposure
		Gross Amount Offset		Presented in the
	Gross Amount of	in the Statements of	Collateral	Statements of Assets
Counterparty	Recognized Assets	Assets and Liabilities	Received	and Liabilities

Forward foreign currency contracts
State Street Bank & Trust Co.	$3,877,092	—	—	$3,877,092

International Fund
Net Exposure
		Gross Amount Offset		Presented in the
	Gross Amount of	in the Statements of	Collateral	Statements of Assets
Counterparty	Recognized Assets	Assets and Liabilities	Received	and Liabilities

Forward foreign currency contracts
State Street Bank & Trust Co.	$2,232,143	—	—	$2,232,143

Note 5 – Shares of Beneficial Interest

At September 30, 2015, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Funds have the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses specifically related to the distribution of its shares.

Transactions in shares of each class of the Worldwide Fund were as follows:

Worldwide Fund

	Year Ended		Year Ended
	September 30, 2015		September 30, 2014

	Shares	Amount	Shares	Amount

Class A
Shares sold	13,290,164	$234,871,598	18,583,533	$338,398,771
Shares reinvested	4,918,248	85,184,058	4,953,343	86,435,856
Shares repurchased	(22,985,367)	(407,959,818)	(43,913,382)	(810,199,547)

Net Decrease	(4,776,955)	$(87,904,162)	(20,376,506)	$(385,364,920)

Class C
Shares sold	4,320,523	$75,874,872	6,823,813	$122,964,603
Shares reinvested	2,439,512	41,983,996	1,910,009	33,138,649
Shares repurchased	(12,786,141)	(224,692,972)	(8,570,131)	(155,543,263)

Net Increase (Decrease)	(6,026,106)	$(106,834,104)	163,691	$559,989

Class I
Shares sold	59,540,278	$1,058,055,536	92,707,417	$1,705,149,881
Shares reinvested	16,286,303	281,915,897	10,962,806	191,300,963
Shares repurchased	(85,306,081)	(1,510,278,849)	(38,507,168)	(701,524,770)

Net Increase (Decrease)	(9,479,500)	$(170,307,416)	65,163,055	$1,194,926,074

45

Notes to Financial Statements	IVA Funds

Transactions in shares of each class of the International Fund were as follows:

International Fund

	Year Ended		Year Ended
	September 30, 2015		September 30, 2014

	Shares	Amount	Shares	Amount

Class A
Shares sold	10,120,136	$170,906,690	4,790,171	$83,213,482
Shares reinvested	1,254,200	20,456,007	787,171	13,334,672
Shares repurchased	(4,855,980)	(82,595,152)	(5,317,956)	(93,980,783)

Net Increase	6,518,356	$108,767,545	259,386	$2,567,371

Class C
Shares sold	387,412	$6,516,560	511,859	$8,892,285
Shares reinvested	201,477	3,253,852	135,252	2,269,527
Shares repurchased	(699,906)	(11,796,917)	(733,753)	(12,772,262)

Net Decrease	(111,017)	$(2,026,505)	(86,642)	$(1,610,450)

Class I
Shares sold	32,542,430	$556,092,394	26,528,765	$468,696,835
Shares reinvested	9,957,978	162,414,242	6,230,547	105,545,467
Shares repurchased	(25,212,075)	(430,663,236)	(20,768,298)	(366,634,635)

Net Increase	17,288,333	$287,843,400	11,991,014	$207,607,667

Redemption Fees. The Funds impose a redemption fee of 2% of the total redemption amount on the Funds’ shares redeemed within 30 days of buying them or acquiring them by exchange. The purpose of the redemption fee is to deter excessive, short-term trading and other abusive trading practices, and to help offset the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by “market timers” and other short-term shareholders, thereby insulating longer-term shareholders from such costs.

Note 6 – Income Tax Information and Distributions to Shareholders

The tax character of distributions paid during the fiscal year ended September 30, 2015 was as follows:

	Worldwide	International
	Fund	Fund

Distributions Paid From:

Ordinary income	$142,118,351	$115,116,809

Long-Term gains	$368,241,893	$101,120,066

As of September 30, 2015, the components of accumulated earnings on a tax basis were as follows:
	Worldwide	International
	Fund	Fund

Undistributed net investment income	$125,333,414	$99,124,832

Undistributed realized gains	236,790,672	129,657,513

Other book/tax temporary differences[a]	(125,583)	(91,226)

Unrealized appreciation[b]	453,209,775	20,281,674

Total accumulated earnings	$815,208,278	$248,972,793

[a]	Other book/tax temporary differences are attributable primarily to the tax treatment of offering costs.
[b]
The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the treatment of passive foreign investment companies, forward foreign currency contracts, and the tax deferral of losses on wash sales.

46

Notes to Financial Statements	IVA Funds

Reclassification.  U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV. For the fiscal year ended September 30, 2015, the following reclassifications have been made:

	Worldwide	International
	Fund	Fund

Undistributed net investment income	$213,422,730	$125,241,822

Accumulated net realized loss	$(238,537,477)	$(134,903,743)

Paid-in-capital	$25,114,747	$9,661,921

47

Report of Independent Registered Public Accounting Firm	IVA Funds

The Board of Trustees and Shareholders of
IVA Fiduciary Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of IVA Fiduciary Trust (comprising, respectively, the IVA Worldwide Fund and the IVA International Fund) (the “Funds”) as of September 30, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds constituting the IVA Fiduciary Trust at September 30, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
November 19, 2015

48

Trustees and Officers (unaudited)	IVA Funds

The business and affairs of each Fund are managed under the direction of the Board. The Board approves all significant agreements between a Fund and the persons or companies that furnish services to a Fund, including agreements with its investment adviser, distributor, administrator, custodian and transfer agent. The day-to-day operations of the Funds are delegated to the Funds’ investment adviser and administrator. The name, address, birth year and principal occupations for the past five years of the Trustees and officers of the Trust are listed below, along with the number of portfolios in the Fund complex overseen by and the other directorships held by each Trustee. Each Trustee’s mailing address is c/o International Value Advisers, LLC, 717 Fifth Avenue, New York, NY 10022.

Independent Trustees(a)
Name (Birth Year)	Position(s) Held with the Trust	Term of Office(b) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee

Adele R. Wailand (1949)	Trustee and Chair of the Board	since 2008	Corporate Secretary, Case, Pomeroy & Company, Inc. (“Case, Pomeroy”) (real estate and investments); Vice President & General Counsel, Case, Pomeroy (prior to 2011).	2	None.

Manu Bammi (1962)	Trustee	since 2008	Founder and Chief Executive Officer, SmartAnalyst, Inc. (provider of research and analytics and decision support to businesses).	2	None.

Ronald S. Gutstein (1971)	Trustee	since 2008	Institutional Trader and Market Maker, Access Securities (an institutional broker-dealer).	2	None.

William M. Rose (1945)	Trustee	since 2013	Member, Investment Advisory Committee, CYMI, Inc. (family office) (since 2011); President/Chief Investment Officer/ Strategist, Okabena Investment Services (registered investment advisor) (2006-2011).	2	Director, Ocean Governance Training Foundation (since 2013) (a Canadian not-for-profit organization based in Halifax, NS).

(a)	Trustees who are not “interested persons” of the Trust as defined in the 1940 Act.
(b)	Each Trustee serves until resignation or removal from the Board. The current retirement age is 75.

49

Trustees and Officers (unaudited)	IVA Funds

Interested Trustee
Name (Birth Year)	Position(s) Held with the Trust	Term of Office(a) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee

Michael W. Malafronte(b) (1974)	President and Trustee	since 2008	Managing Partner, the Adviser (since 2010); CEO and Research Analyst, the Adviser (2007-2010).	2	None.

(a)	Each Trustee serves until resignation or removal from the Board.
(b)	Mr. Malafronte is considered an interested trustee due to his position as Managing Partner of the Adviser.

Officers of the Trust

Name (Birth Year) and Address(a)	Position(s) Held with the Trust	Term of Office and Length of Time Served(b)	Principal Occupation(s) During Past 5 Years

Shanda Scibilia (1971)	Chief Compliance Officer and Secretary	since 2008	Chief Operating Officer and Chief Compliance Officer, the Adviser (since 2008).

Stefanie J. Hempstead (1973)	Treasurer	since 2008	Chief Financial Officer, the Adviser (since 2008).

Christopher Hine (1978)	Assistant Treasurer	since 2010	Director of Accounting, the Adviser (since 2009).

Philip F. Coniglio (1981)	Assistant Secretary	since 2011	Director of Fund Operations and Director of Information Technology, the Adviser (since 2014); Fund Operations Manager, the Adviser (from 2009 to 2014).

(a)	Each officer’s mailing address is c/o International Value Advisers, LLC, 717 Fifth Avenue, New York, NY 10022.
(b)	The term of office of each officer is indefinite. Length of time served represents time served as an officer of the Trust, although various positions may have been held during the period.

50

Additional Information (unaudited)	IVA Funds

Board Approval of Investment Advisory Agreement. At a telephonic meeting held on May 15, 2015 and at an in-person meeting held on May 20, 2015, the Board, including all of the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”) discussed the Investment Advisory Agreement (the “Advisory Agreement”) related to the Funds.

To assist the Board in its evaluation of the Advisory Agreement, the Independent Trustees received comprehensive written materials and other information, in adequate time in advance of the meeting, which outlined, among other things, (i) information confirming the financial condition of the Adviser and the Adviser’s profitability derived from its relationship with each Fund; (ii) information as to the advisory fee rates paid to the Adviser by each Fund and each other fund or account managed by the Adviser; (iii) information as to the advisory fee rates paid by mutual funds to other advisers selected by Morningstar, Inc. (“Morningstar”); (iv) a description of the personnel and the nature and quality of the services provided by the Adviser; (v) information on compliance matters; (vi) comparative information on investment performance of the Funds; and (vii) information regarding brokerage and portfolio transactions of the Funds.

The Independent Trustees reviewed the materials provided by the Adviser, which included, among other things, the Morningstar 15(c) Report to the Board of Trustees (the “Morningstar Report”) containing detailed advisory fee, expense ratio and performance comparisons for each Fund with other mutual funds in their “peer group” and “category” as determined by the Morningstar methodology. The Independent Trustees also reviewed the memorandum prepared by Sidley Austin LLP (“Sidley Austin”), Independent Trustee Counsel, outlining the legal duties of the Independent Trustees in evaluating investment advisory arrangements.

The Adviser also had provided the Independent Trustees with an analysis of its profitability with respect to providing investment advisory services to each Fund. In addition, it was noted, the Independent Trustees took into account information furnished throughout the year at regular Board meetings, including reports on investment performance, shareholder services, distribution fees and expenses, regulatory compliance and other services provided to each Fund. The Independent Trustees also considered other matters they deemed important to the approval process, such as allocation of Fund brokerage commissions, and other direct and indirect benefits to the Adviser from its relationship with the Funds. The Trustees met throughout the year with the Portfolio Managers of the Funds (the “Portfolio Managers”). It was noted that the Independent Trustees, in their deliberations, recognized that for many of the Funds’ shareholders, the decision to purchase Fund shares included a decision to select the Adviser as the investment adviser for their investments and that there was a strong association in the minds of Fund shareholders between the Adviser and each Fund. In considering factors relating to the approval of the continuance of the Advisory Agreement, the Independent Trustees noted that Sidley Austin had provided the Independent Trustees with assistance and advice. The Independent Trustees stated that with respect to the Advisory Agreement, although it related to both Funds, the Independent Trustees had considered each Fund separately. The Independent Trustees were satisfied that the information requested provided the Independent Trustees with the information that they believed, in the exercise of their business judgment, was pertinent, sufficient and comprehensive for the purposes of their evaluation of the continuation of each agreement and each plan. Among other factors, the Trustees noted that they considered the following:

The nature, extent and quality of services provided by the Adviser: The Independent Trustees reviewed the services that the Adviser provides to each Fund, including, but not limited to, making the day-to-day investment decisions for each Fund, and generally managing each Fund’s investments in accordance with the stated policies of the Fund. The Independent Trustees noted that throughout the year they discussed with officers and Portfolio Managers of the Funds the types of transactions that were being done on behalf of each Fund. Additionally, the Independent Trustees took into account the services provided by the Adviser to its other accounts that have investment mandates similar to the Funds. In particular, they noted the greater level of portfolio management, compliance and administrative oversight services required for the Funds, mutual funds registered under the 1940 Act, as compared to the Adviser’s institutional accounts. The Independent Trustees also considered the education, background and experience of the Adviser’s personnel, noting in particular that the favorable history and reputation of the Portfolio Managers for the Funds have had, and are likely to continue to have, a favorable impact on the Funds. In this regard, the significant growth of the Funds during the period since inception was noted, as well as the Funds’ imposition of a soft close and its subsequent impact on asset growth. The Independent Trustees additionally noted the Adviser’s ability to attract quality and experienced personnel and its continued investment in the growth of its business. The Independent Trustees also considered the administrative services provided by the Adviser, including compliance and accounting services, and oversight of third party service providers. After considering the above factors, the Trustees concluded that the nature, quality and extent of services provided by the Adviser are adequate and appropriate and would continue to be suitable for each Fund. The Independent Trustees’ evaluation of the nature and quality of the services provided to the Adviser supported continuation of the Advisory Agreement.

51

Additional Information (unaudited)	IVA Funds

Investment performance of each Fund and the Adviser: The Independent Trustees considered the investment performance of each Fund compared to the Morningstar peer funds, the Morningstar category funds and the relevant benchmark index. The Independent Trustees noted that the Funds have been in operation since October 1, 2008, and that the Morningstar Report presented performance information since inception and for the one-year, three-year and five-year periods ended December 31, 2014. It was noted that, since inception, the IVA Worldwide Fund outperformed the median of the Morningstar peer group and the Morningstar category funds on an absolute basis and on the risk-adjusted performance bases as presented in the Morningstar Report. It was noted that the IVA Worldwide Fund for the one-year period outperformed, and for the three-year and five-year periods underperformed, the median of the Morningstar peer group funds on an absolute basis, for the one-year, three-year and five-year periods outperformed the median of the Morningstar peer group funds on most risk-adjusted performance bases in the Morningstar Report, and for the same periods outperformed the median of the Morningstar category funds on an absolute basis and the risk-adjusted performance bases in the Morningstar Report. Similarly, with respect to the IVA International Fund, the Independent Trustees noted that since inception, the Fund outperformed the median of the Morningstar peer group and the Morningstar category funds on an absolute basis and on the risk-adjusted performance bases in the Morningstar Report. It was noted that for the one-year and five-year periods, IVA International Fund outperformed the median of the Morningstar peer group and Morningstar category funds on an absolute basis and on the risk-adjusted performance measures in the Morningstar Report. For the three-year period, it was noted that the IVA International Fund underperformed the median of the Morningstar peer group funds and Morningstar category funds on an absolute basis, but outperformed the median of the Morningstar peer group and Morningstar category funds on most risk-adjusted performance measures in the Morningstar Report. Since inception, the Independent Trustees also noted that the performance of the IVA Worldwide Fund and the IVA International Fund exceeded the performance of each Fund’s benchmark index (the MSCI All Country World Index in the case of the IVA Worldwide Fund and the MSCI All Country World (ex-U.S.) Index in the case of the IVA International Fund), that the IVA Worldwide Fund outperformed its benchmark index for the one-year and five-year periods ended December 31, 2014, but underperformed its benchmark index for the three-year period ended December 31, 2014, and that the IVA International Fund outperformed its benchmark index for the one year, three-year and five-year periods ended December 31, 2014. The Independent Trustees considered the performance of the Funds in light of the Adviser’s investment approach of focusing on preservation of capital over the short-term and seeking to outperform each Fund’s benchmark over the longer term representing a full market cycle, each Fund’s asset allocation and the overall financial market conditions. Additionally, each Fund’s upside and downside capture percentages as reported by Morningstar were noted. The Independent Trustees also noted that the Adviser’s interests were well-aligned with the Funds’ shareholders as a result of the significant investment in the Funds by the Adviser’s partners. The Independent Trustees determined that each Fund’s performance, in light of all the considerations noted above, was satisfactory. The Independent Trustees determined that the Adviser continued to be an appropriate investment adviser for each Fund and concluded that each Fund’s performance supported the continuation of the Advisory Agreement.

Cost of the services provided and profits realized by the Adviser from its relationship with each Fund: The Independent Trustees considered the investment advisory fee payable by each Fund as well as the expense ratio of each Fund. The Independent Trustees considered each Fund’s effective advisory fee rate at different asset levels compared to the Morningstar peer group and category funds. It was noted that each Fund’s effective advisory fee rate was above the median for the Morningstar peer group and category funds. It was noted that a number of advisers in the Morningstar peer group and category receive a separate payment from the funds for administrative services provided by the adviser, but that the Adviser does not receive such a payment from the Funds. The Independent Trustees noted that when these separate administrative fees are considered, the combined fee charged for advisory and administrative services for both Funds is closer to the Morningstar peer group and category medians as of December 31, 2014. The Independent Trustees also noted that the IVA Worldwide Fund’s net and gross expense ratios were lower than the median of the Morningstar category funds for Class A shares, but higher than the median of the Morningstar peer group funds for Class A shares, and that the net expense ratio was slightly higher than the median and the gross expense ratio was lower than the median of the Morningstar category funds for Class I shares. The Independent Trustees also noted that the IVA International Fund’s net and gross expense ratios were lower than the median of the Morningstar peer group and category funds for Class A shares, and the net expense ratio was slightly higher and the gross expense ratio was lower than the medians of the Morningstar category funds for Class I shares. The Independent Trustees noted that the net and gross expense ratios for each Fund had declined since the Funds commenced operations and that this decline correlated with the growth in the assets of the Funds. The Independent Trustees concluded that each Fund’s current expense structure is satisfactory.

The Independent Trustees also reviewed the fee schedule in effect for the Adviser’s managed separate accounts, and considered that the fees charged to those accounts were lower, but not significantly lower, than those charged to the Funds. The Independent Trustees were aware of the significant shareholder services, legal and regulatory requirements associated with the Adviser’s management of the Funds that was not required in servicing separate accounts.

The Independent Trustees had reviewed the portfolio transaction data for each Fund in the Morningstar Report, and noted that the brokerage fee and portfolio turnover ratio for each Fund were below the median of the applicable Morningstar peer group and category funds.

52

Additional Information (unaudited)	IVA Funds

The Independent Trustees also reviewed information regarding the profitability to the Adviser of its relationship with each Fund. The Independent Trustees considered the level of the Adviser’s profits, the change in profitability over time, and whether the profits were reasonable. The Independent Trustees took into consideration other benefits to be derived by the Adviser in connection with the Advisory Agreement. Since the Adviser has no affiliates with business relationships with the Funds, the Independent Trustees noted that the Adviser receives no additional revenues from providing other services to the Funds. Moreover, the Independent Trustees noted that the Adviser’s interests are well-aligned with the Funds’ shareholders in the efficient management of the services and costs of the third-party service providers to the Funds. The Independent Trustees took into consideration the “soft dollar” research the Adviser receives from brokers that benefits the Funds and other Adviser clients and that might offset expenses the Adviser would otherwise incur. The Independent Trustees also noted the Adviser’s willingness to soft close both Funds and its other investment products to most new investors in order to best execute its investment strategy on behalf of the existing Fund shareholders and investors, and that this would be expected to limit the Adviser’s profitability while benefitting shareholders. The Independent Trustees further noted the continuing investment by the Adviser in both its infrastructure and staff. The Independent Trustees also considered the entrepreneurial risk and financial exposure assumed by the Adviser in developing and managing the Funds. The Independent Trustees noted that the development and management of the Funds requires a high degree of knowledge, sophistication and judgment and potentially subjected the Adviser to substantial financial exposure. The Independent Trustees concluded that the profits realized by the Adviser from its relationship with each Fund were reasonable and consistent with fiduciary duties. The Independent Trustees’ evaluation of the Adviser’s profitability supported continuation of the Advisory Agreement.

The extent to which economies of scale would be realized as the Funds grow and whether fee levels would reflect such economies of scale: The Independent Trustees noted that they considered whether there have been economies of scale in respect to the management of each Fund, whether each Fund appropriately benefitted from any economies of scale and whether there is potential for realization of any further economies of scale. The Independent Trustees noted that the expense ratio of each Fund had declined since the Funds commenced operations due to the growth in the assets of the Funds. The Independent Trustees also noted, however, that since the Funds were closed to most new investors, it was not likely that there would be a significant further increase in Fund assets, or a significant decrease in the expense ratio, in the foreseeable future, as evidenced by the relatively stable size of the Funds’ assets since the imposition of the soft close. The Independent Trustees again noted the continuing investment by the Adviser in both its infrastructure and staff, which is expected to benefit the Funds and their shareholders. The Independent Trustees concluded that the current fee structure for each Fund was reasonable, that shareholders sufficiently participated in economies of scale at the present time at current asset levels and that no changes were currently necessary. The Independent Trustees’ evaluation of the economies of scale supported continuation of the Advisory Agreement.

Comparison of services rendered and fees paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients: The Independent Trustees noted that they compared the services rendered and the fees paid under the Advisory Agreement with those under other investment advisory contracts of other investment advisers managing funds deemed comparable as set forth in the Morningstar Report. The Independent Trustees stated that they also considered the services rendered and fees paid under the Advisory Agreement as compared to the Adviser’s other management contracts with institutional and other accounts with similar investment mandates. As noted above, the Independent Trustees acknowledged the greater level of portfolio management, compliance and administrative oversight services required for the Funds, as well as the higher level of financial exposure assumed, as compared to the Adviser’s institutional accounts and other investment funds. The Independent Trustees determined that, on a comparative basis, the fee under the Advisory Agreement for each Fund was reasonable in relation to the services provided to the Funds, and was lower than or comparable to the fees charged by the Adviser to its other investment funds. The Independent Trustees’ evaluation of the Adviser’s other fee arrangements and of comparable mutual funds advised by other advisers supported continuation of the Advisory Agreement.

No single factor was cited as determinative to the decision of the Trustees. Rather, after weighing all of the considerations and conclusions discussed above, the Trustees, including the Independent Trustees, unanimously recommended approval of the continuation of the Advisory Agreement for each Fund.

Proxy Voting. Information on how the Funds voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling 866-941-4482, and (2) on the Securities and Exchange Commission (“SEC”) website at www.sec.gov by accessing the Funds’ Form N-PX and Statement of Additional Information in the Funds’ registration statement on Form N-1A.

Schedules of Portfolio Holdings. The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC’s website at www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. To obtain the Funds’ Form N-Q, shareholders can call 866-941-4482.

Trustees and Officers of the Funds. Additional information about Trustees and officers of the Funds is included in the Statement of Additional Information which is available, without charge, upon request, by calling 866-941-4482.

53

Fund Expenses (unaudited)	IVA Funds

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including initial sales charges and/or redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees and other operating fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on April 1, 2015 and held for the six months ended September 30, 2015.

ACTUAL EXPENSES

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading titled “Expenses Paid During the Period.”

BASED ON ACTUAL TOTAL RETURN FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2015(a)
	Actual Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(b)
Worldwide Fund
Class A	-4.85%	$1,000.00	$951.50	1.25%	$6.12
Class C	-5.23%	1,000.00	947.70	2.00%	9.77
Class I	-4.74%	1,000.00	952.60	1.00%	4.89
International Fund
Class A	-3.30%	$1,000.00	$967.00	1.25%	$6.16
Class C	-3.70%	1,000.00	963.00	2.00%	9.84
Class I	-3.18%	1,000.00	968.20	1.00%	4.93

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account values and expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical example relating to the Funds with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table below are meant to highlight your ongoing costs and do not reflect any transactional costs, such as initial sales charges (loads) or redemption fees, if any. Therefore, the table is useful in comparing ongoing costs only and will not help you determine your relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2015
	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(b)
Worldwide Fund
Class A	5.00%	$1,000.00	$1,018.80	1.25%	$ 6.33
Class C	5.00%	1,000.00	1,015.04	2.00%	10.10
Class I	5.00%	1,000.00	1,020.05	1.00%	5.06
International Fund
Class A	5.00%	$1,000.00	$1,018.80	1.25%	$ 6.33
Class C	5.00%	1,000.00	1,015.04	2.00%	10.10
Class I	5.00%	1,000.00	1,020.05	1.00%	5.06

(a)	Assumes reinvestment of all dividends and capital gain distributions, if any.
(b)	Expenses are equal to the Funds’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by 183 days in the most recent fiscal half-year, then divided by 365.

54

Important Tax Information (unaudited)	IVA Funds

For the fiscal year ended September 30, 2015, the Funds will designate up to the maximum amount allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. Complete information will be reported in conjunction with Form 1099-DIV.

The Funds may elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding share on September 30, 2015 are as follows:

	Foreign Source Income	Foreign Tax Expense

Worldwide Fund	$0.18	$0.01

International Fund	$0.32	$0.02

If elected, the pass-through of the foreign tax credit will affect only those persons who are shareholders on the dividend record date in December 2015. These shareholders will receive more detailed information along with their 2015 Form 1099-DIV.

55

Privacy Policy	IVA Funds

International Value Advisers, LLC’s Commitment to Its Customers1

International Value Advisers, LLC (“IVA”) recognizes and respects the privacy expectation of each of its customers. IVA believes that the confidentiality and protection of its customers’ non-public personal information is one of its fundamental responsibilities. This means, most importantly, that IVA does not sell customers’ non-public personal information to any third parties. IVA uses its customers’ non-public personal information primarily to complete financial transactions that its customers request or to make its customers aware of other financial products and services offered by an IVA affiliated company.

Information IVA Collects About Its Customers

IVA collects non-public personal information about its customers from the following sources:

•	Account Applications and Other Forms, which may include a customer’s name and address, social security number or tax identification number, total assets, income, and accounts at other institutions;

•	Account History, which may include information about the transactions and balances in accounts with IVA; and

•	Correspondence, which may include written, telephonic or electronic communications.

How IVA Handles Its Customers’ Personal Information

As emphasized above, IVA does not sell non-public personal information about current or former customers to third parties. Below are the details of circumstances in which IVA may disclose non-public personal information to third parties:

•	In order to complete certain transactions or account changes that a customer directs, it may be necessary to provide certain non-public personal information about that customer to companies, individuals, or groups that are not affiliated with IVA. For example, if a customer asks IVA to transfer assets from another financial institution, IVA will need to provide certain non-public personal information about that customer to the company to complete the transaction.

•	In order to alert a customer to other financial products and services that an IVA affiliated company offers, IVA may share non-public personal information it has about that customer with an IVA affiliated company.

•	In certain instances, IVA may contract with non-affiliated companies to perform services for IVA. Where necessary, IVA will disclose non-public personal information it has about its customers to these third parties. For example, IVA may provide non-public personal information about a customer’s separate account to a qualified brokerage firm in order to enter into futures transactions. In all such cases, IVA will provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. In addition, IVA requires these third parties to treat IVA customers’ non-public information with the same high degree of confidentiality that IVA does.

•	Finally, IVA will release non-public information about customers if directed by that customer to do so or if IVA is authorized by law to do so.

How IVA Safeguards Its Customers’ Personal Information

IVA restricts access to information about customers only to those employees who require that information to provide financial products and services to that customer. IVA maintains physical, electronic, and procedural safeguards that comply with federal standards to guard its customers’ non-public personal information.

Keeping Its Customers Informed

As required by federal law, IVA will notify customers of IVA’s Privacy Policy annually. IVA reserves the right to modify this policy at any time, but in the event that there is a change, IVA will promptly inform its customers of that change.

[1]	For purposes of this notice, the term “customer” or “customers” includes both individuals who have investments with an IVA affiliated company and individuals who have provided non-public personal information to an IVA affiliated company, but did not invest with an IVA affiliated company.

56

IVA Funds

www.ivafunds.com

Investment Adviser
International Value Advisers, LLC
717 Fifth Avenue
New York, NY 10022

Distributor
IVA Funds Distributors, LLC
3 Canal Plaza, Suite 100
Portland, ME 04101

Custodian
State Street Bank and Trust Company
1 Iron Street
Boston, MA 02210

Transfer Agent
Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, MA 02169

Counsel
K&L Gates LLP
State Street Financial Center
One Lincoln Street
Boston, MA 02111-2950

Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston MA, 02116-5072

This report is submitted for the general information of the Funds’ shareholders. The report is not authorized for distribution to prospective investors in the Funds unless it is accompanied or preceded by the Funds’ current prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of its management, and other information.

The commentary within An Owner’s Manual, the Letter from the President, the Letter from the Portfolio Managers, and the Management’s Discussion of Fund Performance reflects their current views and opinions as of the date of this report. Any such views are subject to change at any time based upon market or other conditions and IVA Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions are based on numerous factors, may not be relied on as an indication of trading intent. References to specific securities should not be construed as recommendations or investment advice.

Item 2. Code of Ethics.

(a) As of the end of the period covered by this Form N-CSR, the registrant has adopted a code of ethics, as defined in Item 2(b) of Form N-CSR, that applies to the registrant’s principal executive officer and principal financial officer.

(c) The registrant has not amended its code of ethics during the period covered by this Form N-CSR.

(d) The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this Form N-CSR.

(e) Not applicable.

(f) A copy of the registrant’s code of ethics is filed as Exhibit 12(a)(1) to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

(a)(1) The registrant’s Board of Trustees (the “Board”) has determined that the registrant has at least one member serving on the registrant’s Audit Committee that possesses the attributes identified in Form N-CSR to qualify as an “audit committee financial expert.”

(a)(2) The audit committee financial experts are Manu Bammi and William M. Rose and each has been deemed to be “independent” as that term is defined in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The firm of Ernst & Young LLP (“E&Y”) serves as the independent registered public accounting firm for the registrant.

(a) Audit Fees.
For the fiscal years ended September 30, 2014 and September 30, 2015, the aggregate fees billed for professional services rendered by E&Y for the audit of the registrant’s annual financial statements and/or for services that are normally provided by E&Y in connection with statutory and regulatory filings or engagements were $80,000 and $83,825, respectively.

(b) Audit-Related Fees.
For the fiscal years ended September 30, 2014 and September 30, 2015, the aggregate fees billed for assurance and related services rendered by E&Y that are reasonably related to the performance of the audit or review of the registrant’s financial statements and that are not reported under Audit Fees above were $0 and $0, respectively.

For the twelve month periods ended September 30, 2014 and September 30, 2015, the aggregate Audit-Related Fees billed by E&Y that were required to be approved by the registrant’s Audit Committee for audit-related services rendered to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant (the “Affiliated Service Providers”) that relate directly to the operations and financial reporting of the registrant were $0 and $0, respectively.

(c) Tax Fees.
For the fiscal years ended September 30, 2014 and September 30, 2015, the aggregate fees billed for tax compliance, tax advice and tax planning by E&Y were $26,566 and $24,255, respectively. Services for which fees in the Tax Fees category are billed include E&Y’s review of the registrant’s U.S. federal income tax returns and the required state corporate income tax returns, as well as E&Y’s review of excise tax distribution calculations.

For the twelve month periods ended September 30, 2014 and September 30, 2015, the aggregate Tax Fees billed by E&Y that were required to be approved by the registrant’s Audit Committee for tax compliance, tax advice and tax planning services rendered on behalf of Affiliated Service Providers that relate directly to the operations and financial reporting of the registrant were $30,000 and $11,000, respectively.

(d) All Other Fees.
For the fiscal years ended September 30, 2014 and September 30, 2015, the aggregate fees billed by E&Y to the registrant for all services other than services reported under Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0, respectively.

For the twelve month periods ended September 30, 2014 and September 30, 2015, the aggregate fees in this category billed by E&Y that were required to be approved by the registrant’s Audit Committee for services rendered on behalf of Affiliated Service Providers that relate directly to the operations and financial reporting of the registrant were $0 and $0, respectively.

(e)(1) Audit Committee’s Pre-Approval Policies and Procedures.
The registrant’s Audit Committee has the sole authority to pre-approve all audit and non-audit services to be provided by E&Y to the registrant, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)B of the Securities Exchange Act of 1934, as amended (“Exchange Act”). Pre-approval of audit and non-audit services is not required if the engagement to render the services is entered into pursuant to pre-approval policies and procedures established by the Audit Committee (the “Pre-Approval Procedures”). The registrant’s Audit Committee adopted amended Pre-Approval Procedures on November 19, 2014, which generally permit:

Audit-Related Services consisting of: (i) consultations regarding accounting, operational or regulatory implications, or regulatory/compliance matters of proposed or actual transactions affecting the operations or financial reporting and (ii) other auditing procedures and issuance of special purpose reports;

Tax Services consisting of: (i) recurring tax services and (ii) consultations regarding tax consequences of proposed or actual transactions; and

Other Non-Audit Services including: (i) business support, (ii) other control and regulatory compliance projects and (iii) training.

All such services are subject to a per calendar quarterly limitation.

(e)(2) Percentage of Services.
None of the services described in each of paragraphs (b) through (d) of this Item were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) For the fiscal years ended September 30, 2014 and September 30, 2015, the aggregate non-audit fees billed by E&Y for services rendered to the registrant were $26,566 and $24,255, respectively.

For the twelve month periods ended September 30, 2014 and September 30, 2015, the aggregate non-audit fees billed by E&Y for services rendered to the Affiliated Service Providers were $0 and $0, respectively.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6. Schedule of Investments.

(a) The audited schedules of investments are included in the report to shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant does not have procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees. The Nominating and Governance

Committee may, in its sole discretion, consider nominees recommended by each Fund’s shareholders.

Item 11. Controls and Procedures.

(a) Within 90 days of the filing date of this Form N-CSR, Michael W. Malafronte, the registrant’s President and Chief Executive Officer, and Stefanie J. Hempstead, the registrant’s Treasurer and Chief Financial Officer, reviewed the registrant’s Disclosure Controls and Procedures and Internal Control over Financial Reporting (the “Procedures”) (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) and evaluated their effectiveness. Based on their review, Mr. Malafronte and Ms. Hempstead determined that the Procedures are reasonably designed to ensure that information required to be disclosed by the registrant on Form N-CSR is accumulated and communicated to the registrant’s management to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant’s Procedures (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s Procedures.

Item 12. Exhibits.

(a)(1) Code of Ethics referred to in Item 2 is filed herewith.

(a)(2) The certifications required by Rule 30a-2(a) of the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3) Not applicable.

(b) The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act are filed herewith.

The certifications provided pursuant to Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act are not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section. Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

IVA FIDUCIARY TRUST

By:	/s/ Michael W. Malafronte

Michael W. Malafronte
President and Chief Executive Officer

Date: November 30, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Michael W. Malafronte

Michael W. Malafronte
President and Chief Executive Officer

Date: November 30, 2015

By:	/s/ Stefanie J. Hempstead

Stefanie J. Hempstead
Treasurer and Chief Financial Officer

Date: November 30, 2015